UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2020

WESTERN ASSET

CORE PLUS VIT PORTFOLIO

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, your insurance company may no longer send you paper copies of the Fund’s shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If your insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications from them electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by them. Your election will apply to all Funds available under your contract with the insurance company.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar-weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Plus VIT Portfolio for the twelve-month reporting period ended December 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2021

II	Western Asset Core Plus VIT Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar-weighted average effective durationi that is normally within 30% of the average durationii of the domestic bond market as a whole. The Portfolio invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Portfolio may invest in securities of any maturity, the Portfolio will normally maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company, LLC (“Western Asset”), a subadviser to the Portfolio.

The Portfolio may invest up to 20% of its total assets in non-U.S. dollar denominated securities. Up to 20% of the Portfolio’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, securities that we determined to be of comparable quality at the time of purchase. Securities rated in the Baa or BBB categories or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade securities.” Securities rated below investment grade are commonly known as “high yield” or “junk” bonds. The Portfolio may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Portfolio may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Portfolio may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures, and forwards. In particular, the Portfolio may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), and/or futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Fixed income markets posted positive total results over the twelve-month reporting period ended December 31, 2020. However, most spread sectors (non-Treasuries) lagged

Western Asset Core Plus VIT Portfolio 2020 Annual Report	1

Portfolio overview (cont’d)

similar duration Treasuries given several periods of elevated volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, ongoing trade conflicts, and a number of geopolitical issues. However, the spread sectors generally outperformed in the latter stages of the reporting period, as continued monetary policy accommodation from the Federal Reserve Board (the “Fed”)iii policy and news of effective COVID-19 vaccines triggered increased investor risk appetite.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.58%, equaling its high for 2020. The low for the period of 0.11% occurred several times during the second half of 2020 and the yield ended the reporting period at 0.13%. The yield for the ten-year Treasury began the reporting period at 1.92%, its high for the reporting period. The low of 0.52% occurred on August 4, 2020 and the yield ended the period at 0.93%.

All told, the Bloomberg Barclays U.S. Aggregate Indexiv returned 7.51% for the twelve months ended December 31, 2020. Riskier fixed income securities, including high-yield bonds and emerging market debt, posted less robust gains. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv gained 7.05%. Elsewhere, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 5.88% for the twelve months ended December 31, 2020.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. We tactically managed the Portfolio’s duration. We were highly tactical in the Portfolio’s duration positioning as yields fluctuated over the quarter, maintaining an overall long position relative to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Index, for most of the year. Additionally, we significantly increased the Portfolio’s exposure to investment-grade corporate bonds, primarily in March 2020 and over the second quarter of 2020, as spreads had widened to post-Global Financial Crisis (2008-2009) wide levels. As spreads tightened significantly later in the year, we began to trim some of the Portfolio’s exposure to certain high-quality investment-grade corporate bonds that we felt were close to being fully valued. We moved from an overweight in agency mortgage-backed securities (“MBS”) to an underweight in the second quarter of 2020, given spread tightening from the Fed purchase program and to fund purchases in other spread sectors where we saw better relative value. In the second and third quarters of the reporting period, we modestly increased the Portfolio’s allocation to select high-yield corporate bonds that we felt were attractively valued. We also added a small amount of bank loan exposure in the third quarter of 2020, as they had underperformed corporate bonds and stood to benefit from improving economic conditions. Finally, we tactically adjusted the Portfolio’s foreign currency exposure during the year giving changing market conditions.

During the reporting period, the Portfolio used U.S. Treasury futures, options, interest rate swaps, Eurodollar futures and futures on non-U.S. rates to manage its duration and yield

2	Western Asset Core Plus VIT Portfolio 2020 Annual Report

curvevii exposure. The use of these instruments in total contributed to results. Index credit default swaps were used to manage the Portfolio’s exposure to credit index spread levels and contributed positively to results. Finally, the use of currency forwards to both take outright positions in and to hedge the Portfolio’s non-U.S. dollar currency exposure detracted from performance.

Performance review

For the twelve months ended December 31, 2020, Class I shares of Western Asset Core Plus VIT Portfolio1 returned 9.31%. The Portfolio’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 7.51% for the same period. The Lipper Variable Core Plus Bond Funds Category Averageviii returned 8.93% over the same time frame.

Performance Snapshot as of December 31, 2020 (unaudited)
	6 months	12 months
Western Asset Core Plus VIT Portfolio:
Class I	4.94%	9.31%
Class II	4.69%	9.05%
Bloomberg Barclays U.S. Aggregate Index	1.29%	7.51%
Lipper Variable Core Plus Bond Funds Category Average	3.52%	8.93%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2020 for Class I and Class II shares were 1.85% and 1.61%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class I and Class II shares would have been 1.80% and 1.56%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Portfolio’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2020, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.56% and 0.80%, respectively.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	3

Portfolio overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.54% for Class I shares and 0.79% for Class II shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Effective January 1, 2021, the manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Portfolio’s relative performance during the reporting period was duration positioning. Being long U.S. duration relative to the benchmark was a positive as rates moved sharply lower across the yield curve.

A tactical overweight to investment-grade corporate bonds and an allocation to high-yield corporate bonds were beneficial. Adding to the Portfolio’s corporate bonds exposure when their spreads significantly widened was rewarded and their spreads subsequently narrowed as the reporting period progressed.

The Portfolio’s developed non-U.S. dollar positioning was additive for returns, driven by long exposures to select currencies which appreciated versus the U.S. dollar.

Our tactical allocation to U.S. Treasury Inflation Protected Securities (“TIPS”)ix contributed to performance. We added to the Portfolio’s exposure when 30-year breakeven inflation rates fell in March 2020 and subsequently rose the rest of the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Portfolio’s relative performance during the reporting period was its emerging market exposures. In particular, allocations to U.S. dollar-denominated emerging market sovereign and corporate bonds were headwinds for results, as their

4	Western Asset Core Plus VIT Portfolio 2020 Annual Report

spreads were wider for the reporting period as a whole. Additionally, the Portfolio’s local currency exposure was a drag on returns, as select currencies weakened versus the U.S. dollar.

The Portfolio’s yield curve positioning detracted from returns, as the curve steepened during the reporting period. Finally, the Portfolio’s structured product exposure, namely non-agency residential mortgage-backed securities and commercial mortgage-backed securities, negatively impacted performance. While their spreads narrowed following their wide levels in March 2020, their spreads were wider during the reporting period as a whole.

Thank you for your investment in Western Asset Core Plus VIT Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 22, 2021

RISKS: Investments in fixed income securities involve a variety of risks, including interest rate, credit, inflation and reinvestment risks. As interest rates rise, bond prices fall, thereby reducing the value of the Portfolio’s share price. High-yield bonds, commonly known as “junk” bonds, are rated below investment grade and carry more risk than higher-rated securities. Asset-backed, mortgaged-backed and mortgage-related securities are subject to prepayment and extension risks. Foreign investments are subject to special risks including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Active and frequent trading may increase the Portfolio’s transaction costs, which could detract from Portfolio performance. The Portfolio may use derivatives, such as options, futures, and swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Portfolio performance. The use of leverage may increase volatility and possibility of loss. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 61 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2020 were: Mortgage-Backed Securities (18.7%), Financials (13.1%), U.S. Government & Agency Obligations (13.0%), Sovereign

Western Asset Core Plus VIT Portfolio 2020 Annual Report	5

Portfolio overview (cont’d)

Bonds (10.9%) and Collateralized Mortgage Obligations (9.2%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Duration measures the sensitivity of price (the value of principal) of a fixed income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 42 funds for the six-month period and among the 40 funds for the twelve-month period in the Portfolio’s Lipper category.

ix

U.S. Treasury Inflation Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

6	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2020 and December 31, 2019 and does not include derivatives such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	4.94%	$1,000.00	$1,049.40	0.54%	$2.78	Class I	5.00%	$1,000.00	$1,022.42	0.54%	$2.75
Class II	4.69	1,000.00	1,046.90	0.79	4.06	Class II	5.00	1,000.00	1,021.17	0.79	4.01

8	Western Asset Core Plus VIT Portfolio 2020 Annual Report

[1]	For the six months ended December 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	9

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/20	9.31%	9.05%
Five Years Ended 12/31/20	5.79	5.50
Ten Years Ended 12/31/20	5.83	N/A
Inception* through 12/31/20	—	4.49

Cumulative total returns[1]
Class I (12/31/10 through 12/31/20)	76.21%
Class II (Inception date of 5/1/15 through 12/31/20)	28.30

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares are June 16, 1994 and May 1, 2015, respectively.

10	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Historical performance

Value of $10,000 invested in

Class I shares of Western Asset Core Plus VIT Portfolio vs. Bloomberg Barclays U.S. Aggregate Index† — December 2010 - December 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of Western Asset Core Plus VIT Portfolio on December 31, 2010, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2020. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index (the “Index”) is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

Prior to April 15, 2015, the Portfolio was named Western Asset Variable High Income Portfolio, had a different investment objective, used different investment strategies and had a different benchmark index.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	11

Schedule of investments

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 37.1%
Communication Services — 3.3%
Diversified Telecommunication Services — 1.4%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	300,000	$316,125	(a)
AT&T Inc., Senior Notes	2.300%	6/1/27	140,000	149,490
AT&T Inc., Senior Notes	1.650%	2/1/28	60,000	61,297
AT&T Inc., Senior Notes	2.250%	2/1/32	20,000	20,328
AT&T Inc., Senior Notes	3.100%	2/1/43	260,000	264,722
AT&T Inc., Senior Notes	4.350%	6/15/45	68,000	78,688
AT&T Inc., Senior Notes	3.550%	9/15/55	296,000	295,581	(a)
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	40,000	44,203
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	99,000	110,017
Verizon Communications Inc., Senior Notes	0.850%	11/20/25	30,000	30,250
Verizon Communications Inc., Senior Notes	2.625%	8/15/26	150,000	164,495
Verizon Communications Inc., Senior Notes	3.000%	3/22/27	20,000	22,220
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	144,000	173,525
Verizon Communications Inc., Senior Notes	3.875%	2/8/29	50,000	58,936
Verizon Communications Inc., Senior Notes	3.150%	3/22/30	60,000	67,364
Verizon Communications Inc., Senior Notes	1.750%	1/20/31	80,000	79,746
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	80,000	101,046
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	160,000	217,086
Verizon Communications Inc., Senior Notes	2.650%	11/20/40	190,000	192,146
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	10,000	11,878
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	50,000	61,554
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	100,000	135,364
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	10,000	14,603
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	100,000	130,634
Verizon Communications Inc., Senior Notes	4.000%	3/22/50	40,000	48,490
Verizon Communications Inc., Senior Notes	2.875%	11/20/50	270,000	272,592
Total Diversified Telecommunication Services				3,122,380
Entertainment — 0.0%††
Netflix Inc., Senior Notes	5.375%	2/1/21	30,000	30,169
Walt Disney Co., Senior Notes	6.650%	11/15/37	50,000	79,154
Total Entertainment				109,323
Interactive Media & Services — 0.1%
Alphabet Inc., Senior Notes	0.450%	8/15/25	20,000	20,058
Alphabet Inc., Senior Notes	0.800%	8/15/27	40,000	40,016
Alphabet Inc., Senior Notes	1.100%	8/15/30	40,000	39,489
Alphabet Inc., Senior Notes	2.050%	8/15/50	80,000	76,606
Total Interactive Media & Services				176,169

See Notes to Financial Statements.

12	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Media — 1.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	10,000	$10,625	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	220,000	235,173	(a)
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	270,000	313,776
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	80,000	92,355
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	100,000	121,668
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	280,000	350,113
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	30,000	35,892
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	30,000	45,615
Comcast Corp., Senior Notes	3.100%	4/1/25	10,000	11,012
Comcast Corp., Senior Notes	3.375%	8/15/25	30,000	33,507
Comcast Corp., Senior Notes	3.950%	10/15/25	180,000	206,931
Comcast Corp., Senior Notes	3.150%	3/1/26	80,000	89,378
Comcast Corp., Senior Notes	3.300%	4/1/27	40,000	45,534
Comcast Corp., Senior Notes	4.150%	10/15/28	270,000	325,234
Comcast Corp., Senior Notes	3.400%	4/1/30	50,000	57,863
Comcast Corp., Senior Notes	4.250%	10/15/30	50,000	61,617
Comcast Corp., Senior Notes	3.250%	11/1/39	10,000	11,370
Comcast Corp., Senior Notes	3.750%	4/1/40	10,000	12,114
Comcast Corp., Senior Notes	3.400%	7/15/46	10,000	11,543
Comcast Corp., Senior Notes	4.000%	3/1/48	10,000	12,620
Comcast Corp., Senior Notes	4.700%	10/15/48	20,000	27,991
Comcast Corp., Senior Notes	3.999%	11/1/49	165,000	208,676
Comcast Corp., Senior Notes	3.450%	2/1/50	70,000	82,762
DISH DBS Corp., Senior Notes	5.875%	11/15/24	100,000	105,000
DISH DBS Corp., Senior Notes	7.750%	7/1/26	20,000	22,425
Fox Corp., Senior Notes	4.709%	1/25/29	30,000	36,436

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	13

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Fox Corp., Senior Notes	5.476%	1/25/39	40,000	$54,920
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	130,000	178,651
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	10,000	14,853
Time Warner Cable LLC, Senior Secured Notes	5.875%	11/15/40	90,000	120,510
Total Media				2,936,164
Wireless Telecommunication Services — 0.5%
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	40,000	63,375
Sprint Corp., Senior Notes	7.625%	2/15/25	40,000	47,908
T-Mobile USA Inc., Senior Secured Notes	3.500%	4/15/25	430,000	475,572	(a)
T-Mobile USA Inc., Senior Secured Notes	3.750%	4/15/27	20,000	22,796	(a)
T-Mobile USA Inc., Senior Secured Notes	2.050%	2/15/28	20,000	20,828	(a)
T-Mobile USA Inc., Senior Secured Notes	3.875%	4/15/30	190,000	220,296	(a)
T-Mobile USA Inc., Senior Secured Notes	2.550%	2/15/31	50,000	52,566	(a)
T-Mobile USA Inc., Senior Secured Notes	3.000%	2/15/41	20,000	20,772	(a)
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	100,000	119,843
Total Wireless Telecommunication Services				1,043,956
Total Communication Services				7,387,992
Consumer Discretionary — 2.7%
Automobiles — 0.9%
BMW US Capital LLC, Senior Notes	1.850%	9/15/21	20,000	20,188	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	30,000	30,637
Ford Motor Credit Co. LLC, Senior Notes	3.200%	1/15/21	200,000	200,475
Ford Motor Credit Co. LLC, Senior Notes	4.000%	11/13/30	200,000	210,250
General Motors Co., Senior Notes	5.400%	10/2/23	30,000	33,614
General Motors Co., Senior Notes	6.125%	10/1/25	60,000	72,839
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	790,000	811,448
Nissan Motor Co. Ltd., Senior Notes	3.522%	9/17/25	260,000	278,626	(a)
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	340,000	375,970	(a)
Total Automobiles				2,034,047
Diversified Consumer Services — 0.0%††
Prime Security Services Borrower LLC/ Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	70,000	76,738	(a)
Hotels, Restaurants & Leisure — 0.7%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	30,000	30,630	(a)

See Notes to Financial Statements.

14	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.500%	2/15/29	30,000	$30,019	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.375%	5/1/25	50,000	53,175	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.125%	5/1/26	30,000	31,050
Hilton Domestic Operating Co. Inc., Senior Notes	5.750%	5/1/28	30,000	32,681	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	30,000	31,809
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	30,000	31,796
McDonald’s Corp., Senior Notes	3.300%	7/1/25	60,000	66,883
McDonald’s Corp., Senior Notes	1.450%	9/1/25	10,000	10,379
McDonald’s Corp., Senior Notes	3.700%	1/30/26	150,000	170,978
McDonald’s Corp., Senior Notes	3.500%	3/1/27	20,000	22,919
McDonald’s Corp., Senior Notes	3.500%	7/1/27	90,000	103,361
McDonald’s Corp., Senior Notes	3.600%	7/1/30	250,000	293,481
McDonald’s Corp., Senior Notes	3.625%	9/1/49	10,000	11,779
McDonald’s Corp., Senior Notes	4.200%	4/1/50	90,000	116,019
Sands China Ltd., Senior Notes	3.800%	1/8/26	200,000	214,092	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	80,000	79,585	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	200,000	210,875	(a)
Total Hotels, Restaurants & Leisure				1,541,511
Household Durables — 0.1%
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	30,000	40,273
Newell Brands Inc., Senior Notes	4.350%	4/1/23	47,000	49,356
Newell Brands Inc., Senior Notes	4.700%	4/1/26	10,000	11,029
Total Household Durables				100,658
Internet & Direct Marketing Retail — 0.5%
Amazon.com Inc., Senior Notes	0.800%	6/3/25	100,000	101,575
Amazon.com Inc., Senior Notes	1.200%	6/3/27	120,000	122,564
Amazon.com Inc., Senior Notes	3.150%	8/22/27	130,000	148,100
Amazon.com Inc., Senior Notes	1.500%	6/3/30	110,000	112,014
Amazon.com Inc., Senior Notes	3.875%	8/22/37	60,000	74,942
Amazon.com Inc., Senior Notes	4.950%	12/5/44	50,000	73,523
Amazon.com Inc., Senior Notes	4.050%	8/22/47	90,000	119,049
Amazon.com Inc., Senior Notes	2.500%	6/3/50	90,000	93,575
Amazon.com Inc., Senior Notes	4.250%	8/22/57	20,000	28,559
Prosus NV, Senior Notes	4.850%	7/6/27	290,000	334,686	(a)
Total Internet & Direct Marketing Retail				1,208,587

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	15

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Multiline Retail — 0.0%††
Dollar General Corp., Senior Notes	3.250%	4/15/23	10,000	$10,584
Specialty Retail — 0.2%
Home Depot Inc., Senior Notes	2.500%	4/15/27	60,000	65,937
Home Depot Inc., Senior Notes	3.900%	12/6/28	10,000	12,040
Home Depot Inc., Senior Notes	3.300%	4/15/40	70,000	82,681
Home Depot Inc., Senior Notes	3.900%	6/15/47	10,000	12,793
Home Depot Inc., Senior Notes	3.350%	4/15/50	180,000	214,629
Lowe’s Cos. Inc., Senior Notes	4.500%	4/15/30	40,000	49,829
TJX Cos. Inc., Senior Notes	3.500%	4/15/25	60,000	67,056
TJX Cos. Inc., Senior Notes	3.750%	4/15/27	20,000	23,161
Total Specialty Retail				528,126
Textiles, Apparel & Luxury Goods — 0.3%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	10,000	10,494	(a)
Hanesbrands Inc., Senior Notes	5.375%	5/15/25	50,000	52,964	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	50,000	54,375	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	60,000	61,575
NIKE Inc., Senior Notes	2.750%	3/27/27	70,000	77,522
NIKE Inc., Senior Notes	2.850%	3/27/30	80,000	90,702
NIKE Inc., Senior Notes	3.250%	3/27/40	40,000	46,628
NIKE Inc., Senior Notes	3.375%	3/27/50	170,000	210,931
Total Textiles, Apparel & Luxury Goods				605,191
Total Consumer Discretionary				6,105,442
Consumer Staples — 2.4%
Beverages — 0.9%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	360,000	407,206
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.900%	2/1/46	210,000	273,902
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.150%	1/23/25	50,000	56,956
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	80,000	94,376
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	80,000	98,858
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	6/1/30	40,000	46,390
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.350%	6/1/40	100,000	123,028
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.500%	6/1/50	180,000	227,607

See Notes to Financial Statements.

16	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Beverages — continued
Coca-Cola Co., Senior Notes	2.950%	3/25/25	50,000	$55,146
Coca-Cola Co., Senior Notes	3.375%	3/25/27	60,000	68,875
Coca-Cola Co., Senior Notes	1.450%	6/1/27	90,000	93,019
Coca-Cola Co., Senior Notes	2.600%	6/1/50	40,000	42,296
Coca-Cola Co., Senior Notes	2.500%	3/15/51	40,000	41,352
PepsiCo Inc., Senior Notes	0.750%	5/1/23	100,000	101,461
PepsiCo Inc., Senior Notes	2.250%	3/19/25	10,000	10,688
PepsiCo Inc., Senior Notes	2.625%	3/19/27	10,000	11,012
PepsiCo Inc., Senior Notes	1.625%	5/1/30	80,000	82,211
PepsiCo Inc., Senior Notes	2.875%	10/15/49	30,000	33,653
PepsiCo Inc., Senior Notes	3.625%	3/19/50	20,000	25,452
PepsiCo Inc., Senior Notes	3.875%	3/19/60	20,000	26,886
Total Beverages				1,920,374
Food & Staples Retailing — 0.2%
Costco Wholesale Corp., Senior Notes	1.600%	4/20/30	90,000	92,339
Walmart Inc., Senior Notes	3.400%	6/26/23	30,000	32,230
Walmart Inc., Senior Notes	3.550%	6/26/25	30,000	33,984
Walmart Inc., Senior Notes	3.700%	6/26/28	170,000	200,364
Total Food & Staples Retailing				358,917
Food Products — 0.4%
Danone SA, Senior Notes	2.589%	11/2/23	220,000	231,735	(a)
Hershey Co., Senior Notes	0.900%	6/1/25	20,000	20,323
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	19,000	20,937
Kraft Heinz Foods Co., Senior Notes	4.250%	3/1/31	20,000	22,319	(a)
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	20,000	24,270
Kraft Heinz Foods Co., Senior Notes	6.875%	1/26/39	10,000	13,889
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	30,000	35,247
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	70,000	83,355
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	70,000	75,854
Kraft Heinz Foods Co., Senior Notes	4.875%	10/1/49	50,000	58,426	(a)
Kraft Heinz Foods Co., Senior Notes	5.500%	6/1/50	50,000	63,240	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	70,000	73,302	(a)
Mondelez International Inc., Senior Notes	2.125%	4/13/23	30,000	31,176
Mondelez International Inc., Senior Notes	1.500%	5/4/25	160,000	165,650
Total Food Products				919,723
Household Products — 0.0%††
Procter & Gamble Co., Senior Notes	2.800%	3/25/27	20,000	22,296
Procter & Gamble Co., Senior Notes	3.000%	3/25/30	50,000	57,705
Total Household Products				80,001

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	17

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — 0.9%
Altria Group Inc., Senior Notes	3.490%	2/14/22	50,000	$51,726
Altria Group Inc., Senior Notes	2.850%	8/9/22	130,000	135,045
Altria Group Inc., Senior Notes	3.800%	2/14/24	60,000	65,547
Altria Group Inc., Senior Notes	2.350%	5/6/25	20,000	21,271
Altria Group Inc., Senior Notes	4.400%	2/14/26	60,000	69,696
Altria Group Inc., Senior Notes	4.800%	2/14/29	340,000	407,626
Altria Group Inc., Senior Notes	3.875%	9/16/46	40,000	42,320
Altria Group Inc., Senior Notes	5.950%	2/14/49	230,000	322,727
BAT Capital Corp., Senior Notes	3.557%	8/15/27	150,000	167,118
BAT Capital Corp., Senior Notes	4.540%	8/15/47	180,000	200,198
Cargill Inc., Senior Notes	1.375%	7/23/23	80,000	82,028	(a)
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	30,000	30,702
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	90,000	93,303
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	140,000	145,337
Philip Morris International Inc., Senior Notes	1.125%	5/1/23	60,000	61,206
Philip Morris International Inc., Senior Notes	2.100%	5/1/30	40,000	41,770
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	10,000	12,695
Reynolds American Inc., Senior Notes	5.850%	8/15/45	80,000	102,518
Total Tobacco				2,052,833
Total Consumer Staples				5,331,848
Energy — 5.2%
Energy Equipment & Services — 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	4,000	4,489
Halliburton Co., Senior Notes	4.850%	11/15/35	20,000	23,365
Halliburton Co., Senior Notes	5.000%	11/15/45	10,000	11,906
Total Energy Equipment & Services				39,760
Oil, Gas & Consumable Fuels — 5.2%
Apache Corp., Senior Notes	4.375%	10/15/28	100,000	104,248
Apache Corp., Senior Notes	5.100%	9/1/40	160,000	170,900
Apache Corp., Senior Notes	4.750%	4/15/43	10,000	10,387
Apache Corp., Senior Notes	4.250%	1/15/44	90,000	89,022
BP Capital Markets America Inc., Senior Notes	2.937%	4/6/23	10,000	10,558

See Notes to Financial Statements.

18	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
BP Capital Markets America Inc., Senior Notes	3.216%	11/28/23	80,000	$85,875
BP Capital Markets America Inc., Senior Notes	3.790%	2/6/24	20,000	21,866
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	130,000	145,951
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	60,000	69,952
BP Capital Markets America Inc., Senior Notes	3.000%	2/24/50	170,000	174,881
BP Capital Markets PLC, Senior Notes	3.535%	11/4/24	40,000	44,314
BP Capital Markets PLC, Senior Notes	3.506%	3/17/25	110,000	122,791
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	20,000	21,932	(a)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	110,000	124,478	(a)
Cheniere Energy Inc., Senior Secured Notes	4.625%	10/15/28	50,000	52,562	(a)
Chevron Corp., Senior Notes	1.554%	5/11/25	90,000	93,656
Chevron Corp., Senior Notes	2.954%	5/16/26	30,000	33,300
Chevron Corp., Senior Notes	1.995%	5/11/27	40,000	42,457
Chevron Corp., Senior Notes	3.078%	5/11/50	10,000	11,196
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	10,000	10,918
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	180,000	198,548
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	100,000	113,522
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	290,000	312,966
Concho Resources Inc., Senior Notes	3.750%	10/1/27	50,000	57,179
Concho Resources Inc., Senior Notes	4.300%	8/15/28	140,000	165,619
Continental Resources Inc., Senior Notes	4.500%	4/15/23	10,000	10,329
Continental Resources Inc., Senior Notes	3.800%	6/1/24	40,000	41,379
Continental Resources Inc., Senior Notes	4.375%	1/15/28	120,000	123,239
Continental Resources Inc., Senior Notes	4.900%	6/1/44	10,000	9,909
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	20,000	21,686	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	100,000	117,608
Devon Energy Corp., Senior Notes	5.600%	7/15/41	40,000	48,982
Devon Energy Corp., Senior Notes	5.000%	6/15/45	140,000	165,146
Diamondback Energy Inc., Senior Notes	2.875%	12/1/24	30,000	31,563
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	20,000	20,822
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	30,000	32,073
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	20,000	21,398
Ecopetrol SA, Senior Notes	5.875%	5/28/45	380,000	460,655

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	19

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer Operating LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	70,000	$64,137	(b)(c)
Energy Transfer Operating LP, Senior Notes	2.900%	5/15/25	70,000	74,132
Energy Transfer Operating LP, Senior Notes	4.950%	6/15/28	40,000	46,133
Energy Transfer Operating LP, Senior Notes	5.250%	4/15/29	30,000	35,050
Energy Transfer Operating LP, Senior Notes	3.750%	5/15/30	230,000	248,379
Energy Transfer Operating LP, Senior Notes	6.250%	4/15/49	20,000	24,226
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	210,000	250,163
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	30,000	33,316
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	210,000	227,960
Enterprise Products Operating LLC, Senior Notes	7.550%	4/15/38	20,000	30,576
Enterprise Products Operating LLC, Senior Notes	4.850%	3/15/44	10,000	12,442
Enterprise Products Operating LLC, Senior Notes	4.800%	2/1/49	10,000	12,664
Enterprise Products Operating LLC, Senior Notes	4.200%	1/31/50	40,000	47,158
Enterprise Products Operating LLC, Senior Notes	3.700%	1/31/51	40,000	44,194
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	40,000	44,508
EOG Resources Inc., Senior Notes	4.150%	1/15/26	30,000	34,833
EOG Resources Inc., Senior Notes	4.375%	4/15/30	20,000	24,344
EOG Resources Inc., Senior Notes	3.900%	4/1/35	90,000	105,835
EOG Resources Inc., Senior Notes	4.950%	4/15/50	30,000	40,769
EQT Corp., Senior Notes	3.000%	10/1/22	30,000	30,281
EQT Corp., Senior Notes	7.875%	2/1/25	10,000	11,401
EQT Corp., Senior Notes	3.900%	10/1/27	30,000	29,860
Exxon Mobil Corp., Senior Notes	1.571%	4/15/23	20,000	20,577
Exxon Mobil Corp., Senior Notes	2.992%	3/19/25	220,000	240,979
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	40,000	44,350
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	80,000	93,184
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	40,000	49,418
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	10,000	13,140

See Notes to Financial Statements.

20	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	190,000	$217,569
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	200,000	247,066	(a)
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	3/1/21	40,000	40,000
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	20,000	21,443
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	10,000	11,179
Kinder Morgan Energy Partners LP, Senior Notes	5.500%	3/1/44	10,000	12,674
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	60,000	68,500
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	40,000	46,968
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	60,000	86,812
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	40,000	51,480
MPLX LP, Senior Notes	4.800%	2/15/29	10,000	12,094
MPLX LP, Senior Notes	4.500%	4/15/38	120,000	137,424
MPLX LP, Senior Notes	4.700%	4/15/48	140,000	166,561
MPLX LP, Senior Notes	5.500%	2/15/49	80,000	105,513
Noble Energy Inc., Senior Notes	3.850%	1/15/28	40,000	46,594
Noble Energy Inc., Senior Notes	3.250%	10/15/29	10,000	11,501
Noble Energy Inc., Senior Notes	6.000%	3/1/41	40,000	60,969
Noble Energy Inc., Senior Notes	4.950%	8/15/47	30,000	42,834
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	100,000	108,250
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	160,000	154,240
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	10,000	10,454
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	90,000	85,975
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	50,000	44,594
Occidental Petroleum Corp., Senior Notes	3.500%	8/15/29	10,000	9,168
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	70,000	78,356
Occidental Petroleum Corp., Senior Notes	6.450%	9/15/36	140,000	146,790
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	70,000	69,475
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	70,000	61,189
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	30,000	30,496
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	30,000	26,195
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	70,000	57,353
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	50,000	40,812
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	5.375%	1/15/25	20,000	20,606	(a)
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	1,114,000	1,260,224

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	21

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	240,000	$297,502
Petrobras Global Finance BV, Senior Notes	6.900%	3/19/49	30,000	38,100
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	150,000	164,100
Range Resources Corp., Senior Notes	5.000%	3/15/23	113,000	110,387
Range Resources Corp., Senior Notes	4.875%	5/15/25	40,000	37,859
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	110,000	125,817
Shell International Finance BV, Senior Notes	2.875%	5/10/26	140,000	155,067
Shell International Finance BV, Senior Notes	2.750%	4/6/30	80,000	88,613
Shell International Finance BV, Senior Notes	4.550%	8/12/43	10,000	13,306
Shell International Finance BV, Senior Notes	4.375%	5/11/45	160,000	211,164
Shell International Finance BV, Senior Notes	4.000%	5/10/46	40,000	50,462
Shell International Finance BV, Senior Notes	3.250%	4/6/50	80,000	90,889
Southern Natural Gas Co. LLC, Senior Notes	8.000%	3/1/32	50,000	71,535
Sunoco Logistics Partners Operations LP, Senior Notes	5.300%	4/1/44	10,000	10,828
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.500%	3/1/30	20,000	21,733
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.875%	2/1/31	40,000	43,644	(a)
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	110,000	117,859	(a)
Western Midstream Operating LP, Senior Notes	4.100%	2/1/25	70,000	72,251
Western Midstream Operating LP, Senior Notes	4.500%	3/1/28	20,000	20,830
Western Midstream Operating LP, Senior Notes	5.050%	2/1/30	230,000	257,863
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	10,000	9,866
Western Midstream Operating LP, Senior Notes	6.250%	2/1/50	50,000	55,089

See Notes to Financial Statements.

22	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR + 1.850%)	2.074%	1/13/23	30,000	$29,417	(c)
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	110,000	115,350
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	50,000	52,998
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	70,000	79,917
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	30,000	40,828
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	160,000	215,967
Williams Cos. Inc., Senior Notes	4.850%	3/1/48	40,000	49,246
WPX Energy Inc., Senior Notes	6.000%	1/15/22	10,000	10,185
WPX Energy Inc., Senior Notes	8.250%	8/1/23	70,000	79,924
Total Oil, Gas & Consumable Fuels				11,657,830
Total Energy				11,697,590
Financials — 12.6%
Banks — 9.4%
Banco Actinver SA/Grupo GICSA SAB de CV, Senior Secured Notes	4.800%	12/18/32	490,000	371,022	(a)
Banco Santander SA, Senior Notes	3.848%	4/12/23	200,000	214,965
Banco Santander SA, Senior Notes	2.746%	5/28/25	400,000	427,454
Bank of America Corp., Senior Notes	3.300%	1/11/23	90,000	95,447
Bank of America Corp., Senior Notes	3.500%	4/19/26	150,000	170,124
Bank of America Corp., Senior Notes	5.000%	1/21/44	150,000	210,876
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	290,000	311,068	(c)
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	323,000	340,091	(c)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	861,000	973,146	(c)
Bank of America Corp., Senior Notes (3.550% to 3/5/23 then 3 mo. USD LIBOR + 0.780%)	3.550%	3/5/24	190,000	203,039	(c)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	130,000	147,770	(c)
Bank of America Corp., Senior Notes (3.946% to 1/23/48 then 3 mo. USD LIBOR + 1.190%)	3.946%	1/23/49	50,000	62,608	(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	23

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Senior Notes (3.974% to 2/7/29 then 3 mo. USD LIBOR + 1.210%)	3.974%	2/7/30	110,000	$129,653	(c)
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. USD LIBOR + 3.150%)	4.083%	3/20/51	180,000	227,947	(c)
Bank of America Corp., Senior Notes (4.330% to 3/15/49 then 3 mo. USD LIBOR + 1.520%)	4.330%	3/15/50	160,000	210,291	(c)
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	130,000	146,161
Bank of America Corp., Subordinated Notes	4.450%	3/3/26	40,000	46,644
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	210,000	246,516
Bank of Montreal, Senior Notes	1.850%	5/1/25	160,000	168,077
Bank of Montreal, Subordinated Notes (3.803% to 12/15/27 then USD 5 year ICE Swap Rate + 1.432%)	3.803%	12/15/32	30,000	34,029	(c)
Bank of Nova Scotia, Senior Notes	1.300%	6/11/25	80,000	82,137
Barclays Bank PLC, Senior Notes	1.700%	5/12/22	200,000	203,575
BNP Paribas SA, Senior Notes	4.400%	8/14/28	200,000	237,327	(a)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	200,000	209,459	(a)(c)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	360,000	400,456	(a)(c)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	200,000	233,143	(a)
Canadian Imperial Bank of Commerce, Senior Notes	0.950%	6/23/23	80,000	81,087
CIT Group Inc., Senior Notes	4.750%	2/16/24	60,000	65,719
CIT Group Inc., Senior Notes	5.250%	3/7/25	60,000	68,213
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	40,000	43,800	(b)(c)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	20,000	21,730	(b)(c)
Citigroup Inc., Senior Notes	8.125%	7/15/39	37,000	66,218
Citigroup Inc., Senior Notes	4.650%	7/30/45	145,000	194,703
Citigroup Inc., Senior Notes (1.678% to 5/15/24 then SOFR + 1.667%)	1.678%	5/15/24	90,000	92,764	(c)
Citigroup Inc., Senior Notes (2.572% to 6/3/30 then SOFR + 2.107%)	2.572%	6/3/31	530,000	565,380	(c)

See Notes to Financial Statements.

24	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Citigroup Inc., Senior Notes (3.106% to 4/8/25 then SOFR + 2.750%)	3.106%	4/8/26	70,000	$76,587	(c)
Citigroup Inc., Senior Notes (4.412% to 3/31/30 then SOFR + 3.914%)	4.412%	3/31/31	110,000	133,496	(c)
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	20,000	21,436
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	10,000	11,438
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	80,000	93,259
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	660,000	780,674
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	170,000	198,977
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	13,000	18,370
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	70,000	93,673
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	390,000	434,915
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	250,000	285,499
Credit Agricole SA, Senior Notes (1.907% to 6/16/25 then SOFR + 1.676%)	1.907%	6/16/26	250,000	259,578	(a)(c)
Danske Bank A/S, Senior Notes	5.000%	1/12/22	200,000	208,855	(a)
Danske Bank A/S, Senior Notes (3.001% to 9/20/21 then 3 mo. USD LIBOR + 1.249%)	3.001%	9/20/22	200,000	203,221	(a)(c)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	200,000	214,258	(a)(c)
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	220,000	251,303
HSBC Holdings PLC, Senior Notes (2.099% to 6/4/25 then SOFR + 1.929%)	2.099%	6/4/26	230,000	239,255	(c)
HSBC Holdings PLC, Senior Notes (3.973% to 5/22/29 then 3 mo. USD LIBOR + 1.610%)	3.973%	5/22/30	250,000	288,897	(c)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	200,000	207,187	(a)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	200,000	209,555	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	470,000	514,464	(a)
JPMorgan Chase & Co., Senior Notes (1.514% to 6/1/23 then SOFR + 1.455%)	1.514%	6/1/24	240,000	246,494	(c)
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	250,000	264,249	(c)
JPMorgan Chase & Co., Senior Notes (2.522% to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	80,000	86,096	(c)
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/50 then SOFR + 2.440%)	3.109%	4/22/51	40,000	44,625	(c)
JPMorgan Chase & Co., Senior Notes (3.509% to 1/23/28 then 3 mo. USD LIBOR + 0.945%)	3.509%	1/23/29	300,000	341,509	(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	25

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	220,000	$242,459	(c)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	140,000	167,548	(c)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	60,000	73,256	(c)
JPMorgan Chase & Co., Senior Notes 3.109% to 4/22/40 then SOFR + 2.460%)	3.109%	4/22/41	190,000	213,004	(c)
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	60,000	67,224
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	50,000	59,329
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	30,000	42,569
Lloyds Banking Group PLC, Senior Notes (3.574% to 11/7/27 then 3 mo. USD LIBOR + 1.205%)	3.574%	11/7/28	200,000	225,987	(c)
Natwest Group PLC, Senior Notes (4.519% to 6/25/23 then 3 mo. USD LIBOR + 1.550%)	4.519%	6/25/24	200,000	218,517	(c)
Natwest Group PLC, Subordinated Notes	6.000%	12/19/23	130,000	148,634
Natwest Group PLC, Subordinated Notes	5.125%	5/28/24	430,000	486,271
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	100,000	113,216
Nordea Bank Abp, Subordinated Notes	4.875%	5/13/21	330,000	335,101	(a)
Royal Bank of Canada, Senior Notes	3.200%	4/30/21	40,000	40,385
Royal Bank of Canada, Senior Notes	1.600%	4/17/23	140,000	144,018
Royal Bank of Canada, Senior Notes	1.150%	6/10/25	80,000	81,803
Santander Holdings USA Inc., Senior Notes	4.500%	7/17/25	70,000	79,498
Sumitomo Mitsui Financial Group Inc., Senior Notes	2.058%	7/14/21	240,000	242,203
Svenska Handelsbanken AB, Senior Notes	3.350%	5/24/21	250,000	253,088
Swedbank AB, Senior Notes	1.300%	6/2/23	200,000	204,012	(a)
Toronto-Dominion Bank, Senior Notes	3.250%	6/11/21	130,000	131,723
Toronto-Dominion Bank, Senior Notes	0.750%	6/12/23	150,000	151,643
Toronto-Dominion Bank, Senior Notes	1.150%	6/12/25	80,000	81,742
UniCredit SpA, Senior Notes	6.572%	1/14/22	430,000	453,210	(a)
US Bancorp, Senior Notes	1.450%	5/12/25	180,000	186,998

See Notes to Financial Statements.

26	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	2/8/21	260,000	$263,934	(b)(c)
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	60,000	65,538
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	190,000	210,684
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	210,000	249,440
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	150,000	158,096	(c)
Wells Fargo & Co., Senior Notes (4.478% to 4/4/30 then 3 mo. USD LIBOR + 3.770%)	4.478%	4/4/31	260,000	318,111	(c)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. USD LIBOR + 4.240%)	5.013%	4/4/51	770,000	1,096,267	(c)
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	50,000	57,364
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	60,000	70,347
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	220,000	283,079
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	300,000	400,840
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	40,000	50,156
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	170,000	222,850
Total Banks				20,920,653
Capital Markets — 2.4%
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	50,000	52,317
Credit Suisse AG, Senior Notes	2.950%	4/9/25	250,000	274,414
Credit Suisse Group AG, Senior Notes (2.193% to 6/5/25 then SOFR + 2.044%)	2.193%	6/5/26	370,000	387,077	(a)(c)
Credit Suisse Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	250,000	294,588	(a)(c)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	250,000	294,336
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	200,000	205,639
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	100,000	105,694
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	40,000	44,247
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	190,000	209,884
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	100,000	111,186
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	100,000	112,340
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000	156,825
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	70,000	97,644
Goldman Sachs Group Inc., Senior Notes (3.691% to 6/5/27 then 3 mo. USD LIBOR + 1.510%)	3.691%	6/5/28	150,000	172,904	(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	27

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	160,000	$185,307	(c)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	260,000	308,652	(c)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	100,000	114,756
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	190,000	291,063
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	140,000	195,710
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	330,000	348,848	(c)
Morgan Stanley, Senior Notes (3.622% to 4/1/30 then SOFR + 3.120%)	3.622%	4/1/31	270,000	314,288	(c)
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	230,000	266,803	(c)
UBS AG, Senior Notes	1.750%	4/21/22	200,000	203,595	(a)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	350,000	383,931	(a)(b)(c)
UBS Group AG, Senior Notes	4.253%	3/23/28	300,000	351,425	(a)
Total Capital Markets				5,483,473
Diversified Financial Services — 0.4%
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	30,000	32,425
National Securities Clearing Corp., Senior Notes	1.200%	4/23/23	250,000	255,076	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	7,000	7,349	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	10,000	10,485	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	50,000	54,570	(a)
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	200,000	201,354	(a)
USAA Capital Corp., Senior Notes	2.125%	5/1/30	150,000	157,919	(a)
Vanguard Group Inc.	3.050%	8/22/50	120,000	113,868	(d)(e)
Total Diversified Financial Services				833,046
Insurance — 0.4%
American International Group Inc., Senior Notes	2.500%	6/30/25	40,000	43,027
American International Group Inc., Senior Notes	3.750%	7/10/25	130,000	146,200

See Notes to Financial Statements.

28	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
Berkshire Hathaway Finance Corp., Senior Notes	4.250%	1/15/49	150,000	$199,615
Guardian Life Global Funding, Secured Notes	1.100%	6/23/25	30,000	30,448	(a)
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	60,000	60,864	(a)
Principal Life Global Funding II, Secured Notes	1.250%	6/23/25	30,000	30,647	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	8,000	12,615	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	230,000	312,339	(a)
Total Insurance				835,755
Total Financials				28,072,927
Health Care — 3.4%
Biotechnology — 0.7%
AbbVie Inc., Senior Notes	2.300%	11/21/22	300,000	311,035
AbbVie Inc., Senior Notes	3.750%	11/14/23	20,000	21,819
AbbVie Inc., Senior Notes	2.600%	11/21/24	350,000	375,333
AbbVie Inc., Senior Notes	3.800%	3/15/25	170,000	189,756
AbbVie Inc., Senior Notes	3.600%	5/14/25	90,000	100,326
AbbVie Inc., Senior Notes	2.950%	11/21/26	70,000	77,471
AbbVie Inc., Senior Notes	3.200%	11/21/29	190,000	213,257
AbbVie Inc., Senior Notes	4.250%	11/21/49	10,000	12,583
Amgen Inc., Senior Notes	4.663%	6/15/51	29,000	39,629
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	50,000	55,263
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	50,000	56,750
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	50,000	66,376
Total Biotechnology				1,519,598
Health Care Equipment & Supplies — 0.2%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	86,000	100,822
Abbott Laboratories, Senior Notes	4.750%	11/30/36	80,000	110,170
Abbott Laboratories, Senior Notes	4.900%	11/30/46	40,000	59,399
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	150,000	163,137
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	31,000	34,387
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	8,000	10,351
Medtronic Inc., Senior Notes	3.500%	3/15/25	50,000	56,133
Total Health Care Equipment & Supplies				534,399
Health Care Providers & Services — 1.5%
Aetna Inc., Senior Notes	2.800%	6/15/23	30,000	31,586

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	29

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Anthem Inc., Senior Notes	2.950%	12/1/22	90,000	$94,344
Anthem Inc., Senior Notes	3.350%	12/1/24	50,000	55,121
Anthem Inc., Senior Notes	3.650%	12/1/27	90,000	103,848
Centene Corp., Senior Notes	5.375%	6/1/26	10,000	10,560	(a)
Centene Corp., Senior Notes	4.625%	12/15/29	10,000	11,115
Centene Corp., Senior Notes	3.375%	2/15/30	10,000	10,537
Cigna Corp., Senior Notes	3.400%	9/17/21	90,000	91,948
Cigna Corp., Senior Notes	3.750%	7/15/23	127,000	137,328
Cigna Corp., Senior Notes	4.125%	11/15/25	70,000	80,676
Cigna Corp., Senior Notes	4.375%	10/15/28	160,000	193,517
CVS Health Corp., Senior Notes	3.350%	3/9/21	43,000	43,237
CVS Health Corp., Senior Notes	2.750%	12/1/22	60,000	62,394
CVS Health Corp., Senior Notes	3.700%	3/9/23	35,000	37,455
CVS Health Corp., Senior Notes	3.875%	7/20/25	160,000	181,310
CVS Health Corp., Senior Notes	3.625%	4/1/27	30,000	34,186
CVS Health Corp., Senior Notes	4.300%	3/25/28	350,000	416,742
CVS Health Corp., Senior Notes	3.750%	4/1/30	90,000	104,861
CVS Health Corp., Senior Notes	4.125%	4/1/40	20,000	24,058
CVS Health Corp., Senior Notes	5.125%	7/20/45	150,000	202,263
CVS Health Corp., Senior Notes	5.050%	3/25/48	140,000	190,051
HCA Inc., Senior Notes	5.375%	2/1/25	20,000	22,520
HCA Inc., Senior Notes	5.375%	9/1/26	80,000	92,102
HCA Inc., Senior Notes	5.625%	9/1/28	100,000	118,177
HCA Inc., Senior Notes	3.500%	9/1/30	10,000	10,634
HCA Inc., Senior Secured Notes	5.250%	4/15/25	30,000	35,051
HCA Inc., Senior Secured Notes	5.250%	6/15/26	30,000	35,544
HCA Inc., Senior Secured Notes	4.500%	2/15/27	40,000	46,563
HCA Inc., Senior Secured Notes	5.500%	6/15/47	30,000	40,133
Humana Inc., Senior Notes	4.500%	4/1/25	20,000	22,991
Humana Inc., Senior Notes	3.950%	3/15/27	320,000	368,575
UnitedHealth Group Inc., Senior Notes	2.875%	12/15/21	60,000	61,458
UnitedHealth Group Inc., Senior Notes	2.375%	10/15/22	10,000	10,395
UnitedHealth Group Inc., Senior Notes	3.500%	6/15/23	30,000	32,398
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	40,000	45,602
UnitedHealth Group Inc., Senior Notes	1.250%	1/15/26	20,000	20,633
UnitedHealth Group Inc., Senior Notes	3.875%	12/15/28	40,000	48,037
UnitedHealth Group Inc., Senior Notes	2.000%	5/15/30	30,000	31,848
UnitedHealth Group Inc., Senior Notes	4.250%	6/15/48	20,000	26,754
UnitedHealth Group Inc., Senior Notes	4.450%	12/15/48	20,000	27,655

See Notes to Financial Statements.

30	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
UnitedHealth Group Inc., Senior Notes	3.700%	8/15/49	100,000	$125,604
UnitedHealth Group Inc., Senior Notes	3.875%	8/15/59	50,000	64,878
UnitedHealth Group Inc., Senior Notes	3.125%	5/15/60	10,000	11,636
Total Health Care Providers & Services				3,416,325
Pharmaceuticals — 1.0%
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	80,000	87,015	(a)
Bausch Health Cos. Inc., Senior Notes	7.250%	5/30/29	30,000	33,774	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	10,000	10,373	(a)
Bristol-Myers Squibb Co., Senior Notes	2.250%	8/15/21	100,000	101,113
Bristol-Myers Squibb Co., Senior Notes	2.600%	5/16/22	110,000	113,524
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	110,000	119,497
Bristol-Myers Squibb Co., Senior Notes	3.875%	8/15/25	20,000	22,830
Bristol-Myers Squibb Co., Senior Notes	3.200%	6/15/26	160,000	180,154
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	90,000	104,851
Bristol-Myers Squibb Co., Senior Notes	5.000%	8/15/45	110,000	159,354
Johnson & Johnson, Senior Notes	0.550%	9/1/25	50,000	50,251
Johnson & Johnson, Senior Notes	0.950%	9/1/27	110,000	110,615
Johnson & Johnson, Senior Notes	2.100%	9/1/40	100,000	101,081
Merck & Co. Inc., Senior Notes	1.450%	6/24/30	50,000	50,740
Pfizer Inc., Senior Notes	0.800%	5/28/25	120,000	122,221
Pfizer Inc., Senior Notes	2.625%	4/1/30	90,000	100,535
Pfizer Inc., Senior Notes	1.700%	5/28/30	70,000	72,776
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	10,000	10,153
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	100,000	99,937
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	30,443
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	270,000	269,831
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	150,000	148,791
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	80,000	77,051
Wyeth LLC, Senior Notes	5.950%	4/1/37	10,000	15,009
Total Pharmaceuticals				2,191,919
Total Health Care				7,662,241

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	31

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 3.5%
Aerospace & Defense — 1.3%
Boeing Co., Senior Notes	4.875%	5/1/25	270,000	$308,014
Boeing Co., Senior Notes	3.100%	5/1/26	20,000	21,431
Boeing Co., Senior Notes	2.700%	2/1/27	40,000	41,629
Boeing Co., Senior Notes	2.800%	3/1/27	50,000	52,034
Boeing Co., Senior Notes	3.200%	3/1/29	130,000	137,328
Boeing Co., Senior Notes	5.150%	5/1/30	230,000	278,773
Boeing Co., Senior Notes	3.250%	2/1/35	140,000	143,730
Boeing Co., Senior Notes	3.550%	3/1/38	20,000	20,455
Boeing Co., Senior Notes	5.705%	5/1/40	100,000	130,015
Boeing Co., Senior Notes	3.750%	2/1/50	80,000	84,277
Boeing Co., Senior Notes	5.805%	5/1/50	240,000	331,289
Boeing Co., Senior Notes	5.930%	5/1/60	10,000	14,212
General Dynamics Corp., Senior Notes	3.250%	4/1/25	20,000	22,097
General Dynamics Corp., Senior Notes	3.500%	5/15/25	20,000	22,378
General Dynamics Corp., Senior Notes	4.250%	4/1/40	10,000	13,044
General Dynamics Corp., Senior Notes	4.250%	4/1/50	40,000	54,661
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	10,000	10,512
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	60,000	68,200
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	30,000	39,618
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	150,000	163,238
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	180,000	203,676
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	130,000	193,924
Raytheon Technologies Corp., Senior Notes	3.150%	12/15/24	40,000	43,491
Raytheon Technologies Corp., Senior Notes	3.950%	8/16/25	80,000	91,791
Raytheon Technologies Corp., Senior Notes	4.125%	11/16/28	70,000	83,507
Raytheon Technologies Corp., Senior Notes	2.250%	7/1/30	70,000	74,447
Raytheon Technologies Corp., Senior Notes	4.500%	6/1/42	180,000	235,069
TransDigm Inc., Senior Secured Notes	8.000%	12/15/25	30,000	33,189	(a)
TransDigm Inc., Senior Secured Notes	6.250%	3/15/26	50,000	53,313	(a)
Total Aerospace & Defense				2,969,342
Airlines — 0.7%
Delta Air Lines Inc., Senior Notes	3.400%	4/19/21	110,000	110,727
Delta Air Lines Inc., Senior Notes	3.625%	3/15/22	60,000	61,745
Delta Air Lines Inc., Senior Notes	3.800%	4/19/23	30,000	30,820
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	60,000	59,240
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	100,000	114,326
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	540,000	623,931	(a)

See Notes to Financial Statements.

32	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	90,000	$96,243	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	80,000	87,418	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	90,000	96,919	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	100,000	112,500	(a)
United Airlines Pass-Through Trust	5.375%	8/15/21	17,946	18,093
United Airlines Pass-Through Trust	4.750%	4/11/22	45,038	45,257
United Airlines Pass-Through Trust	4.625%	9/3/22	37,471	37,749
Total Airlines				1,494,968
Building Products — 0.0%††
Carrier Global Corp., Senior Notes	2.700%	2/15/31	10,000	10,763
Carrier Global Corp., Senior Notes	3.377%	4/5/40	30,000	32,980
Carrier Global Corp., Senior Notes	3.577%	4/5/50	20,000	22,443
Total Building Products				66,186
Commercial Services & Supplies — 0.3%
Cintas Corp. No 2, Senior Notes	2.900%	4/1/22	180,000	185,322
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	160,000	184,500
GFL Environmental Inc., Senior Secured Notes	4.250%	6/1/25	50,000	51,969	(a)
Republic Services Inc., Senior Notes	2.500%	8/15/24	80,000	85,474
Waste Management Inc., Senior Notes	3.500%	5/15/24	20,000	21,862
Waste Management Inc., Senior Notes	4.150%	7/15/49	60,000	80,108
Total Commercial Services & Supplies				609,235
Electrical Equipment — 0.1%
Eaton Corp., Senior Notes	2.750%	11/2/22	220,000	229,642
Eaton Corp., Senior Notes	4.150%	11/2/42	20,000	25,379
Total Electrical Equipment				255,021
Industrial Conglomerates — 0.6%
3M Co., Senior Notes	2.375%	8/26/29	80,000	86,628
3M Co., Senior Notes	3.050%	4/15/30	20,000	22,764
3M Co., Senior Notes	3.700%	4/15/50	100,000	124,481
General Electric Co., Senior Notes	3.450%	5/1/27	20,000	22,634
General Electric Co., Senior Notes	3.625%	5/1/30	40,000	45,769
General Electric Co., Senior Notes	6.750%	3/15/32	60,000	84,231
General Electric Co., Senior Notes	5.875%	1/14/38	30,000	40,732
General Electric Co., Senior Notes	6.875%	1/10/39	451,000	665,082

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	33

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Industrial Conglomerates — continued
General Electric Co., Senior Notes	4.250%	5/1/40	30,000	$35,514
General Electric Co., Senior Notes	4.350%	5/1/50	50,000	60,915
Honeywell International Inc., Senior Notes	1.350%	6/1/25	60,000	62,191
Total Industrial Conglomerates				1,250,941
Machinery — 0.1%
Deere & Co., Senior Notes	3.100%	4/15/30	10,000	11,458
Deere & Co., Senior Notes	3.750%	4/15/50	100,000	130,069
Otis Worldwide Corp., Senior Notes	2.056%	4/5/25	40,000	42,436
Total Machinery				183,963
Road & Rail — 0.3%
Union Pacific Corp., Senior Notes	3.750%	7/15/25	70,000	79,511
Union Pacific Corp., Senior Notes	3.950%	9/10/28	190,000	225,864
Union Pacific Corp., Senior Notes	3.839%	3/20/60	180,000	223,794
Union Pacific Corp., Senior Notes	3.750%	2/5/70	40,000	48,622
Total Road & Rail				577,791
Trading Companies & Distributors — 0.1%
Air Lease Corp., Senior Notes	3.375%	7/1/25	50,000	53,825
United Rentals North America Inc., Secured Notes	3.875%	11/15/27	20,000	20,975
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	20,000	21,325
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	100,000	111,187
United Rentals North America Inc., Senior Notes	3.875%	2/15/31	70,000	73,565
Total Trading Companies & Distributors				280,877
Total Industrials				7,688,324
Information Technology — 2.1%
Communications Equipment — 0.0%††
L3Harris Technologies Inc., Senior Notes	5.054%	4/27/45	30,000	41,607
IT Services — 0.3%
International Business Machines Corp., Senior Notes	3.000%	5/15/24	200,000	216,761
Mastercard Inc., Senior Notes	3.850%	3/26/50	20,000	25,887
PayPal Holdings Inc., Senior Notes	1.350%	6/1/23	80,000	81,962
PayPal Holdings Inc., Senior Notes	1.650%	6/1/25	70,000	73,211
Visa Inc., Senior Notes	3.150%	12/14/25	150,000	168,388
Visa Inc., Senior Notes	4.300%	12/14/45	130,000	178,659
Total IT Services				744,868

See Notes to Financial Statements.

34	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Semiconductors & Semiconductor Equipment — 1.0%
Broadcom Inc., Senior Notes	2.250%	11/15/23	110,000	$114,962
Broadcom Inc., Senior Notes	4.700%	4/15/25	200,000	229,282
Broadcom Inc., Senior Notes	3.150%	11/15/25	170,000	185,839
Intel Corp., Senior Notes	3.700%	7/29/25	40,000	45,289
Intel Corp., Senior Notes	4.600%	3/25/40	40,000	52,986
Intel Corp., Senior Notes	4.750%	3/25/50	230,000	321,549
Micron Technology Inc., Senior Notes	2.497%	4/24/23	80,000	83,432
NVIDIA Corp., Senior Notes	2.850%	4/1/30	140,000	157,617
NVIDIA Corp., Senior Notes	3.500%	4/1/40	110,000	132,383
NVIDIA Corp., Senior Notes	3.500%	4/1/50	300,000	365,325
NVIDIA Corp., Senior Notes	3.700%	4/1/60	70,000	90,352
NXP BV/NXP Funding LLC/NXP USA Inc., Senior Notes	2.700%	5/1/25	50,000	53,858	(a)
Texas Instruments Inc., Senior Notes	1.750%	5/4/30	50,000	51,941
TSMC Global Ltd., Senior Notes	0.750%	9/28/25	200,000	199,333	(a)
Total Semiconductors & Semiconductor Equipment				2,084,148
Software — 0.6%
Microsoft Corp., Senior Notes	1.550%	8/8/21	150,000	151,047
Microsoft Corp., Senior Notes	2.400%	2/6/22	210,000	214,346
Microsoft Corp., Senior Notes	2.875%	2/6/24	200,000	214,920
Microsoft Corp., Senior Notes	2.700%	2/12/25	70,000	76,086
Microsoft Corp., Senior Notes	2.400%	8/8/26	170,000	185,561
Microsoft Corp., Senior Notes	3.300%	2/6/27	220,000	251,167
Microsoft Corp., Senior Notes	3.450%	8/8/36	10,000	12,346
Microsoft Corp., Senior Notes	2.525%	6/1/50	110,000	116,240
Microsoft Corp., Senior Notes	3.950%	8/8/56	42,000	57,863
Microsoft Corp., Senior Notes	2.675%	6/1/60	8,000	8,713
salesforce.com Inc., Senior Notes	3.250%	4/11/23	50,000	53,283
salesforce.com Inc., Senior Notes	3.700%	4/11/28	30,000	35,420
Total Software				1,376,992
Technology Hardware, Storage & Peripherals — 0.2%
Apple Inc., Senior Notes	1.550%	8/4/21	10,000	10,072
Apple Inc., Senior Notes	1.125%	5/11/25	200,000	205,845
Apple Inc., Senior Notes	2.450%	8/4/26	100,000	109,206
Total Technology Hardware, Storage & Peripherals				325,123
Total Information Technology				4,572,738
Materials — 1.2%
Metals & Mining — 1.1%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	300,000	326,700	(a)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	35

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
ArcelorMittal SA, Senior Notes	3.600%	7/16/24	110,000	$118,766
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	190,000	275,652
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	170,000	250,441
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	10,000	10,944
Freeport-McMoRan Inc., Senior Notes	4.625%	8/1/30	30,000	32,978
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	10,000	12,531
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	100,000	124,686
Glencore Funding LLC, Senior Notes	3.000%	10/27/22	20,000	20,782	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	60,000	64,932	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	140,000	154,214	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	130,000	145,295	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	80,000	90,616	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	70,000	79,047	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	450,000	604,097
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	10,000	12,553
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	149,000	218,751
Total Metals & Mining				2,542,985
Paper & Forest Products — 0.1%
Suzano Austria GmbH, Senior Notes	3.750%	1/15/31	200,000	212,450
Total Materials				2,755,435
Utilities — 0.7%
Electric Utilities — 0.7%
Berkshire Hathaway Energy Co., Senior Notes	6.125%	4/1/36	97,000	143,726
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	110,000	157,114
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	220,000	232,424
FirstEnergy Corp., Senior Notes	1.600%	1/15/26	30,000	29,356
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	200,000	220,707
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	240,000	342,649
FirstEnergy Corp., Senior Notes	4.850%	7/15/47	150,000	186,973
Pacific Gas and Electric Co., First Mortgage Bonds	1.750%	6/16/22	130,000	130,378
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	40,000	40,766
Pacific Gas and Electric Co., Secured Bonds	2.500%	2/1/31	50,000	50,226
Total Electric Utilities				1,534,319

See Notes to Financial Statements.

36	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Multi-Utilities — 0.0%††
Consolidated Edison Co. of New York Inc., Senior Notes	3.350%	4/1/30	40,000	$45,909
Consolidated Edison Co. of New York Inc., Senior Notes	3.950%	4/1/50	20,000	24,435
Total Multi-Utilities				70,344
Total Utilities				1,604,663
Total Corporate Bonds & Notes (Cost — $74,471,237)				82,879,200
Mortgage-Backed Securities — 18.7%
FHLMC — 4.6%
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	10/1/32-9/1/50	805,214	861,802
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	6/1/38-12/1/48	1,141,572	1,262,762
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	6/1/41- 3/1/50	848,290	944,833
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	6/1/46- 5/1/50	660,403	710,945
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.500%	3/1/43- 3/1/45	670,995	733,595
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	6/1/43	2,876,327	3,161,466
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	10/1/46-5/1/47	2,319,140	2,512,701
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.500%	4/1/48- 4/1/49	149,181	164,063
Total FHLMC				10,352,167
FNMA — 10.3%
Federal National Mortgage Association (FNMA)	3.160%	5/1/29	58,794	66,724
Federal National Mortgage Association (FNMA)	2.260%	4/1/30	98,695	107,425
Federal National Mortgage Association (FNMA)	1.500%	1/1/35	1,400,000	1,440,578	(f)
Federal National Mortgage Association (FNMA)	4.000%	10/1/40-6/1/57	1,575,151	1,752,672
Federal National Mortgage Association (FNMA)	6.000%	7/1/41	51,844	63,000
Federal National Mortgage Association (FNMA)	3.500%	3/1/43- 3/1/57	5,105,573	5,536,718
Federal National Mortgage Association (FNMA)	3.000%	7/1/46- 8/1/50	2,785,238	3,006,640

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	37

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	4.500%	5/1/48- 9/1/57	2,670,972	$2,959,330
Federal National Mortgage Association (FNMA)	5.000%	8/1/48- 3/1/50	1,169,575	1,294,350
Federal National Mortgage Association (FNMA)	3.000%	9/1/50- 11/1/50	296,067	316,374	(g)
Federal National Mortgage Association (FNMA)	2.000%	1/1/51- 2/1/51	3,900,000	4,049,303	(f)
Federal National Mortgage Association (FNMA)	2.500%	1/1/51	2,300,000	2,424,703	(f)
Total FNMA				23,017,817
GNMA — 3.8%
Government National Mortgage Association (GNMA)	3.000%	9/15/42- 10/15/42	166,577	176,100
Government National Mortgage Association (GNMA)	3.500%	5/15/50	98,213	104,629
Government National Mortgage Association (GNMA) II	3.000%	3/20/45- 1/20/50	218,297	230,850
Government National Mortgage Association (GNMA) II	3.500%	3/20/45- 10/20/47	1,578,427	1,710,640
Government National Mortgage Association (GNMA) II	4.000%	10/20/45- 7/20/50	1,585,819	1,732,714
Government National Mortgage Association (GNMA) II	4.500%	6/20/48- 4/20/49	1,396,940	1,512,072
Government National Mortgage Association (GNMA) II	5.000%	1/20/49	272,933	298,598
Government National Mortgage Association (GNMA) II	2.000%	1/1/50- 2/1/50	1,400,000	1,463,644	(f)
Government National Mortgage Association (GNMA) II	2.500%	12/20/50	100,000	107,849
Government National Mortgage Association (GNMA) II	2.500%	1/1/51- 2/20/51	1,000,000	1,057,656	(f)
Total GNMA				8,394,752
Total Mortgage-Backed Securities (Cost — $40,484,358)				41,764,736
U.S. Government & Agency Obligations — 13.0%
U.S. Government Obligations — 13.0%
U.S. Treasury Bonds	1.125%	8/15/40	2,100,000	1,988,766
U.S. Treasury Bonds	1.375%	11/15/40	1,190,000	1,176,984
U.S. Treasury Bonds	2.000%	2/15/50	880,000	956,037
U.S. Treasury Bonds	1.250%	5/15/50	3,610,000	3,275,793

See Notes to Financial Statements.

38	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Government Obligations — continued
U.S. Treasury Bonds	1.375%	8/15/50	4,520,000		$4,234,322
U.S. Treasury Bonds	1.625%	11/15/50	1,000,000		996,406
U.S. Treasury Notes	0.250%	11/15/23	10,000		10,029
U.S. Treasury Notes	0.250%	5/31/25	400,000		399,266
U.S. Treasury Notes	0.250%	6/30/25	390,000		389,040
U.S. Treasury Notes	0.250%	9/30/25	40,000		39,852
U.S. Treasury Notes	0.250%	10/31/25	50,000		49,789
U.S. Treasury Notes	0.500%	6/30/27	3,380,000		3,366,665
U.S. Treasury Notes	0.500%	8/31/27	310,000		308,147
U.S. Treasury Notes	0.375%	9/30/27	2,300,000		2,265,141
U.S. Treasury Notes	0.500%	10/31/27	1,610,000		1,597,673
U.S. Treasury Notes	0.625%	11/30/27	1,540,000		1,540,000
U.S. Treasury Notes	0.625%	12/31/27	2,820,000		2,817,136
U.S. Treasury Notes	0.625%	5/15/30	200,000		195,562
U.S. Treasury Notes	0.625%	8/15/30	2,040,000		1,989,319
U.S. Treasury Notes	0.875%	11/15/30	760,000		757,566
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/49	950,000		591,740
Total U.S. Government & Agency Obligations (Cost — $29,281,267)					28,945,233
Sovereign Bonds — 10.9%
Argentina — 0.2%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	37,763		16,456
Argentine Republic Government International Bond, Senior Notes	0.125%	7/9/30	445,677		181,390
Argentine Republic Government International Bond, Senior Notes	0.125%	7/9/35	194,523		71,390
Argentine Republic Government International Bond, Senior Notes	0.125%	7/9/41	380,000		144,210
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	160,000		66,000	*(a)(h)
Total Argentina					479,446
Brazil — 1.2%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	6,348,000	BRL	1,350,081
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/25	1,959,000	BRL	436,290
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	661,000	BRL	150,350

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	39

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — continued
Brazilian Government International Bond, Senior Notes	4.625%	1/13/28	200,000		$224,439
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	510,000		568,291
Total Brazil					2,729,451
China — 1.5%
China Government Bond, Senior Notes	3.390%	5/21/25	1,500,000	CNH	236,714	(i)
China Government Bond, Senior Notes	3.310%	11/30/25	7,500,000	CNH	1,182,750	(i)
China Government Bond, Senior Notes	3.290%	5/23/29	12,000,000	CNY	1,844,358
Total China					3,263,822
Colombia — 0.1%
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	240,000		311,640
Egypt — 0.1%
Egypt Government International Bond, Senior Notes	5.577%	2/21/23	200,000		211,671	(a)
Indonesia — 1.2%
Indonesia Government International Bond, Senior Notes	3.750%	4/25/22	390,000		406,591	(i)
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	500,000		598,475
Indonesia Government International Bond, Senior Notes	3.700%	10/30/49	290,000		318,558
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/27	13,823,000,000	IDR	1,061,878
Indonesia Treasury Bond, Senior Notes	7.500%	6/15/35	2,348,000,000	IDR	185,918
Total Indonesia					2,571,420
Israel — 0.1%
Israel Government International Bond, Senior Notes	2.750%	7/3/30	200,000		220,879
Italy — 1.2%
Italy Buoni Poliennali Del Tesoro, Senior Notes	2.300%	10/15/21	2,200,000	EUR	2,748,081	(i)
Kenya — 0.1%
Kenya Government International Bond, Senior Notes	6.875%	6/24/24	200,000		219,602	(i)
Kuwait — 0.2%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	470,000		535,212	(a)
Mexico — 2.6%
Mexican Bonos, Bonds	10.000%	12/5/24	2,000,000	MXN	120,312

See Notes to Financial Statements.

40	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — continued
Mexican Bonos, Bonds	8.000%	11/7/47	57,490,000	MXN	$3,412,421
Mexican Bonos, Senior Notes	7.750%	11/13/42	34,000,000	MXN	1,969,538
Mexico Government International Bond, Senior Notes	4.600%	2/10/48	230,000		270,665
Total Mexico					5,772,936
Nigeria — 0.1%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	200,000		216,005	(a)
Panama — 0.1%
Panama Government International Bond, Senior Notes	2.252%	9/29/32	210,000		217,087
Peru — 0.1%
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	120,000		189,215
Poland — 0.1%
Republic of Poland Government International Bond, Senior Notes	4.000%	1/22/24	220,000		243,874
Qatar — 0.3%
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	330,000		451,173	(a)
Qatar Government International Bond, Senior Notes	4.400%	4/16/50	200,000		261,180	(a)
Total Qatar					712,353
Russia — 1.4%
Russian Federal Bond — OFZ	7.000%	8/16/23	39,550,000	RUB	564,029
Russian Federal Bond — OFZ	8.150%	2/3/27	7,520,000	RUB	115,671
Russian Federal Bond — OFZ	7.050%	1/19/28	67,452,000	RUB	985,688
Russian Federal Bond — OFZ	6.900%	5/23/29	19,830,000	RUB	288,348
Russian Federal Bond — OFZ	7.650%	4/10/30	43,880,000	RUB	670,280
Russian Federal Bond — OFZ	7.700%	3/16/39	37,190,000	RUB	574,661
Total Russia					3,198,677
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	560,000		580,482	(a)
Total Sovereign Bonds (Cost — $23,670,538)					24,421,853
Collateralized Mortgage Obligations (j) —9.2%
280 Park Avenue Mortgage Trust, 2017- 280P F (1 mo. USD LIBOR + 2.827%)	2.986%	9/15/34	410,000		393,716	(a)(c)
Banc of America Funding Trust, 2015-R4 6A2 (1 mo. USD LIBOR + 0.140%)	0.290%	8/27/36	345,659		351,483	(a)(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	41

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Bank, 2017-BNK5 A5	3.390%	6/15/60	640,000	$727,425
Bank, 2017-BNK7 A5	3.435%	9/15/60	190,000	217,023
Bank, 2017-BNK7 XA, IO	0.780%	9/15/60	3,190,694	125,684	(c)
BCAP LLC Trust, 2011-RR5 11A4 (1 mo. USD LIBOR + 0.150%)	0.450%	5/28/36	196,069	196,151	(a)(c)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	360,000	362,578	(a)(c)
Benchmark Mortgage Trust, 2020-IG1 AS	2.909%	9/15/43	500,000	543,741	(c)
BX Commercial Mortgage Trust, 2018-IND G (1 mo. USD LIBOR + 2.050%)	2.209%	11/15/35	238,000	238,493	(a)(c)
Chevy Chase Funding LLC Mortgage- Backed Certificates, 2004-2A B1	0.617%	5/25/35	163,898	130,257	(a)(c)
Chevy Chase Funding LLC Mortgage- Backed Certificates, 2004-3A A1 (1 mo. USD LIBOR + 0.250%)	0.398%	8/25/35	449,062	452,677	(a)(c)
Chevy Chase Mortgage Funding Corp., 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	0.448%	8/25/35	489,992	496,301	(a)(c)
Cold Storage Trust, 2020-ICE5 A (1 mo. USD LIBOR + 0.900%)	1.059%	11/15/37	600,000	603,829	(a)(c)
CORE Mortgage Trust, 2019-CORE A (1 mo. USD LIBOR + 0.880%)	1.039%	12/15/31	490,000	489,046	(a)(c)
CSAIL Commercial Mortgage Trust, 2017-C8 C	4.320%	6/15/50	500,000	486,689	(c)
CSMC Trust, 2014-USA F	4.373%	9/15/37	640,000	425,950	(a)
CSMC Trust, 2017-CHOP G (1 mo. USD LIBOR + 5.350%)	5.509%	7/15/32	800,000	565,989	(a)(c)
CSMC Trust, 2018-J1 A2	3.500%	2/25/48	714,142	731,165	(a)(c)
CSMC Trust, 2019-AFC1 A1	2.573%	7/25/49	387,202	397,412	(a)
CSMC Trust, 2019-RIO A	4.764%	12/15/21	480,000	473,856	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, 1517 X1, IO	1.334%	7/25/35	339,918	51,930	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K099 X1, IO	0.886%	9/25/29	1,087,786	73,869	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K736 X1, IO	1.312%	7/25/26	1,999,197	120,748	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 2020-DNA3 (1 mo. USD LIBOR + 1.500%)	1.648%	6/25/50	166,611	166,865	(a)(c)

See Notes to Financial Statements.

42	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3281 AI, IO (-1.000 x 1 mo. USD LIBOR + 6.430%)	6.271%	2/15/37	2,145,492	$523,011	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5013 IN, IO	2.500%	9/25/50	99,187	14,939
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 IK, IO	2.500%	9/25/50	98,043	12,017
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 JI, IO	2.500%	9/25/50	196,965	28,530
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5018 MI, IO	2.000%	10/25/50	99,203	12,955
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	1.817%	2/15/38	38,781	2,317	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	3.598%	10/25/29	460,000	477,245	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-HRP1 B1 (1 mo. USD LIBOR + 4.600%)	4.748%	12/25/42	670,000	669,099	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2020-DNA2 M2 (1 mo. USD LIBOR + 1.850%)	1.998%	2/25/50	250,000	249,827	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-C05 1B1 (1 mo. USD LIBOR + 4.250%)	4.398%	1/25/31	200,000	205,901	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	4.398%	1/25/29	315,429	329,590	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1M2 (1 mo. USD LIBOR + 2.150%)	2.298%	10/25/30	347,543	348,322	(a)(c)
Federal National Mortgage Association (FNMA) ACES, 2013-M6 1AC	3.444%	2/25/43	83,802	95,963	(c)
Federal National Mortgage Association (FNMA) ACES, 2018-M9 APT2	3.121%	4/25/28	98,126	110,225	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M4 A2	3.610%	2/25/31	100,000	120,064
Federal National Mortgage Association (FNMA) ACES, 2019-M23 3A3	2.720%	10/25/31	199,933	217,272	(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	43

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Federal National Mortgage Association (FNMA) REMIC, 2006-115 EI, IO (-1.000 x 1 mo. USD LIBOR + 6.640%)	6.492%	12/25/36	1,846,100	$468,883	(c)
Federal National Mortgage Association (FNMA) REMIC, 2015-55 IO, IO	2.232%	8/25/55	340,474	15,336	(c)
Federal National Mortgage Association (FNMA) REMIC, 2016-60 QS, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	5.952%	9/25/46	618,316	126,534	(c)
Federal National Mortgage Association (FNMA) REMIC, 2020-47 GZ	2.000%	7/25/50	101,004	102,420
Federal National Mortgage Association (FNMA) REMIC, 2020-56 DI, IO	2.500%	8/25/50	97,973	14,352
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	79,189	80,463	(a)(c)
Freddie Mac Multiclass Certificates Series, 2020-RR07 BX, IO	2.608%	10/27/28	3,000,000	505,461	(c)
Government National Mortgage Association (GNMA), 2012-34 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	5.898%	3/20/42	544,139	138,653	(c)
Government National Mortgage Association (GNMA), 2012-43 SN, IO (-1.000 x 1 mo. USD LIBOR + 6.600%)	6.447%	4/16/42	292,027	82,790	(c)
Government National Mortgage Association (GNMA), 2013-101 IO, IO	0.355%	10/16/54	4,883,452	89,121	(c)
Government National Mortgage Association (GNMA), 2013-107 AD	2.694%	11/16/47	86,446	91,634	(c)
Government National Mortgage Association (GNMA), 2014-17 AM	2.682%	6/16/48	24,299	25,521	(c)
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.693%	8/16/54	1,335,687	42,553	(c)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	193,922	28,278
Government National Mortgage Association (GNMA), 2016-84 IG, IO, PAC	4.500%	11/16/45	1,427,795	264,290
Government National Mortgage Association (GNMA), 2016-135 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	5.947%	10/16/46	315,057	71,815	(c)
Government National Mortgage Association (GNMA), 2019-123 A	3.000%	10/20/49	56,739	58,362
Government National Mortgage Association (GNMA), 2020-123 NI, IO	2.500%	8/20/50	99,247	14,250

See Notes to Financial Statements.

44	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Government National Mortgage Association (GNMA), 2020-127 IN, IO	2.500%	8/20/50	99,257	$13,510
Government National Mortgage Association (GNMA), 2020-129 IE, IO	2.500%	9/20/50	98,838	13,675
Government National Mortgage Association (GNMA), 2020-160 YI, IO	2.500%	10/20/50	199,221	28,639
Government National Mortgage Association (GNMA), 2020-H04 FP (1 mo. USD LIBOR + 0.500%)	0.640%	6/20/69	273,669	274,948	(c)
Government National Mortgage Association (GNMA), 2020-H9 FL (1 mo. USD LIBOR + 1.150%)	1.302%	5/20/70	200,152	209,932	(c)
Government National Mortgage Association (GNMA), 2020-H9 NF (1 mo. USD LIBOR + 1.250%)	1.402%	4/20/70	91,148	93,975	(c)
GS Mortgage Securities Corp. II, 2018- SRP5 A (1 mo. USD LIBOR + 1.300%)	1.459%	9/15/31	530,000	448,516	(a)(c)
GS Mortgage Securities Corp. II, 2018- SRP5 B (1 mo. USD LIBOR + 2.500%)	2.659%	9/15/31	530,000	446,328	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	3.909%	5/15/28	128,833	116,211	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2016-JP2 A4	2.822%	8/15/49	200,000	219,395
JPMorgan Mortgage Trust, 2018-3 A1	3.500%	9/25/48	50,080	51,679	(a)(c)
JPMorgan Mortgage Trust, 2018-4 A1	3.500%	10/25/48	165,205	169,342	(a)(c)
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	257,604	264,077	(a)(c)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	901	900
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.259%	12/12/49	22,070	13,485	(c)
Morgan Stanley Capital I Trust, 2017-ASHF A (1 mo. USD LIBOR + 0.850%)	1.009%	11/15/34	281,410	270,710	(a)(c)
Morgan Stanley Capital I Trust, 2017-H1 C	4.281%	6/15/50	250,000	258,550	(c)
Morgan Stanley Capital I Trust, 2019-BPR A (1 mo. USD LIBOR + 1.400%)	1.559%	5/15/36	330,000	318,521	(a)(c)
Morgan Stanley Resecuritization Trust, 2015-R3 7A1 (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 0.770%)	1.514%	4/26/47	127,958	127,218	(a)(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	45

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Morgan Stanley Resecuritization Trust, 2015-R3 7A2 (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 0.770%)	1.514%	4/26/47	730,000	$686,749	(a)(c)
Morgan Stanley Resecuritization Trust, 2015-R3 9A1 (1 mo. USD LIBOR + 0.260%)	0.670%	4/26/47	98,053	99,101	(a)(c)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	636,450	681,018	(a)(c)
New Residential Mortgage Loan Trust, 2017-6A A1	4.000%	8/27/57	379,917	412,202	(a)(c)
New Residential Mortgage Loan Trust, 2018-RPL1 M2	3.500%	12/25/57	240,000	252,799	(a)(c)
Nomura Resecuritization Trust, 2015-5R 4A1 (1 mo. USD LIBOR + 0.140%)	0.748%	7/26/37	117,694	118,133	(a)(c)
VLS Commercial Mortgage Trust, 2020-LAB B	2.453%	10/10/42	210,000	219,889	(a)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	63,711	64,598	(a)(c)
Wells Fargo Commercial Mortgage Trust, 2017-RB1 XA, IO	1.243%	3/15/50	2,150,772	133,785	(c)
Total Collateralized Mortgage Obligations (Cost — $20,525,323)				20,468,755
Senior Loans — 4.4%
Communication Services — 0.8%
Diversified Telecommunication Services — 0.2%
Level 3 Financing Inc., 2027 Term Loan B (1 mo. USD LIBOR + 1.750%)	1.897%	3/1/27	175,410	173,030	(c)(k)(l)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	2.659%	1/31/28	240,000	238,071	(c)(k)(l)
Total Diversified Telecommunication Services				411,101
Media — 0.6%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	1.900%	4/30/25	231,275	230,801	(c)(k)(l)
Charter Communications Operating LLC, Term Loan B2 (1 mo. USD LIBOR + 1.750%)	1.900%	2/1/27	39,599	39,448	(c)(k)(l)
iHeartCommunications Inc., New Term Loan (1 mo. USD LIBOR + 3.000%)	3.147%	5/1/26	91,178	89,848	(c)(k)(l)
Nexstar Broadcasting Inc., Term Loan B4 (3 mo. USD LIBOR + 2.750%)	2.905%	9/18/26	241,966	240,789	(c)(k)(l)
Numericable U.S. LLC, USD Term Loan B12 (1 mo. USD LIBOR + 3.688%)	3.846%	1/31/26	129,170	128,363	(c)(k)(l)
Terrier Media Buyer Inc., Term Loan (1 mo. USD LIBOR + 4.250%)	4.397%	12/17/26	108,850	109,017	(c)(k)(l)

See Notes to Financial Statements.

46	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Univision Communications Inc., 2020 First Lien New Replacement Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	3/15/26	286,223	$286,837	(c)(k)(l)
Ziggo Financing Partnership, Term Loan I (1 mo. USD LIBOR + 2.500%)	2.659%	4/30/28	200,000	198,625	(c)(k)(l)
Total Media				1,323,728
Wireless Telecommunication Services — 0.0%††
CSC Holdings LLC, Term Loan (1 mo. USD LIBOR + 2.500%)	2.659%	4/15/27	39,700	39,462	(c)(k)(l)
Total Communication Services				1,774,291
Consumer Discretionary — 1.0%
Auto Components — 0.1%
Panther BF Aggregator 2 LP, First Lien Initial Dollar Term Loan	—	4/30/26	219,434	218,886	(e)(m)
Commercial Services & Supplies — 0.0%††
Atlantic Aviation FBO Inc., Term Loan (1 mo. USD LIBOR + 3.750%)	3.900%	12/6/25	29,400	29,400	(c)(e)(k)(l)
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2019 Refinancing Term Loan B1	4.250%	9/23/26	197,169	197,859	(c)(k)(l)
Hotels, Restaurants & Leisure — 0.7%
1011778 BC Unlimited Liability Co., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	1.897%	11/19/26	256,258	252,595	(c)(k)(l)
Alterra Mountain Co., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	2.897%	7/31/24	68,212	67,324	(c)(k)(l)
Aramark Services Inc., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	1.895%	1/15/27	143,913	142,311	(c)(k)(l)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	2.897%	12/23/24	106,638	104,846	(c)(k)(l)
Caesars Resort Collection LLC, Term Loan B1 (3 mo. USD LIBOR + 4.500%)	4.647%	7/21/25	149,625	150,083	(c)(k)(l)
Four Seasons Hotels Ltd., Restated Term Loan (3 mo. USD LIBOR + 2.000%)	2.147%	11/30/23	88,692	88,172	(c)(k)(l)
Golden Nugget Inc., First Lien Initial Term Loan (the greater of 2 mo. USD LIBOR or 0.750% + 2.500%)	3.250%	10/4/23	42,856	41,534	(c)(k)(l)
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	1.898%	6/22/26	188,276	186,478	(c)(k)(l)
PCI Gaming Authority, Term Loan Facility B (1 mo. USD LIBOR + 2.500%)	2.647%	5/29/26	79,044	78,340	(c)(k)(l)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	47

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Scientific Games International Inc., Initial Term Loan B5 (1 mo. USD LIBOR + 2.750%)	2.897%	8/14/24	172,360	$168,805	(c)(k)(l)
Wynn Resorts Finance LLC, Term Loan Facility A (1 mo. USD LIBOR + 1.750%)	1.900%	9/20/24	234,375	227,344	(c)(e)(k)(l)
Total Hotels, Restaurants & Leisure				1,507,832
Specialty Retail — 0.1%
Academy Ltd., New Initial Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 5.000%)	5.750%	11/5/27	130,000	130,163	(c)(k)(l)
Harbor Freight Tools USA Inc., 2020 Initial Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 3.250%)	4.000%	10/19/27	90,000	90,095	(c)(k)(l)
Michaels Stores Inc., 2020 Refinancing Term Loan B (the greater of 1 mo. USD LIBOR or 0.750% + 3.500%)	4.250%	10/1/27	114,789	114,430	(c)(k)(l)
Whatabrands LLC, 2020 Refinancing Term Loan (1 mo. USD LIBOR + 2.750%)	2.904%	7/31/26	9,620	9,551	(c)(k)(l)
Total Specialty Retail				344,239
Total Consumer Discretionary				2,298,216
Consumer Staples — 0.1%
Food & Staples Retailing — 0.1%
Froneri U.S. Inc., Term Loan Facility B2 (1 mo. USD LIBOR + 2.250%)	2.397%	1/29/27	89,550	88,834	(c)(k)(l)
US Foods Inc., 2019 Incremental Term Loan B (1 mo. USD LIBOR + 2.000%)	2.147%	9/13/26	59,548	58,688	(c)(k)(l)
US Foods Inc., Repriced Term Loan (1 mo. USD LIBOR + 1.750%)	1.897%	6/27/23	59,532	58,807	(c)(k)(l)
Total Food & Staples Retailing				206,329
Household Products — 0.0%††
Energizer Holdings Inc., Term Loan	—	12/16/27	27,083	27,140	(m)
Energizer Holdings Inc., Term Loan	—	12/22/27	22,917	22,964	(m)
Total Household Products				50,104
Total Consumer Staples				256,433
Financials — 0.5%
Capital Markets — 0.1%
Edelman Financial Center LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.000%)	3.149%	7/21/25	29,030	28,637	(c)(k)(l)

See Notes to Financial Statements.

48	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
First Eagle Holdings Inc., 2018 Refinancing Term Loan B (3 mo. USD LIBOR + 2.500%)	2.754%	2/1/27	48,880	$48,486	(c)(k)(l)
Focus Financial Partners LLC, Term Loan B3 (1 mo. USD LIBOR + 2.000%)	2.147%	7/3/24	127,981	127,357	(c)(k)(l)
Total Capital Markets				204,480
Diversified Financial Services — 0.3%
Citadel Securities LP, Term Loan Facility B (1 mo. USD LIBOR + 2.750%)	2.897%	2/27/26	59,549	59,673	(c)(k)(l)
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	4/9/27	179,100	179,660	(c)(k)(l)
Jane Street Group LLC, Dollar Term Loan (3 mo. USD LIBOR + 3.000%)	3.233%	1/31/25	68,530	68,529	(c)(k)(l)
TKC Holdings Inc., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	2/1/23	53,497	52,594	(c)(k)(l)
Trans Union LLC, Term Loan B5 (1 mo. USD LIBOR + 1.750%)	1.897%	11/16/26	71,920	71,823	(c)(k)(l)
UFC Holdings LLC, Term Loan B (the greater of 6 mo. USD LIBOR or 1.000% + 3.250%)	4.250%	4/29/26	162,318	162,217	(c)(k)(l)(m)
VFH Parent LLC, Initial Term Loan (3 mo. USD LIBOR + 3.000%)	3.153%	3/1/26	50,232	50,313	(c)(k)(l)
Total Diversified Financial Services				644,809
Insurance — 0.1%
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	3.147%	11/3/24	117,736	117,037	(c)(k)(l)
Asurion LLC, New Term Loan B8	3.397%	12/23/26	161,783	160,468	(c)(k)(l)(m)
Asurion LLC, Replacement Term Loan B6 (1 mo. USD LIBOR + 3.000%)	3.147%	11/3/23	26,700	26,621	(c)(k)(l)
Total Insurance				304,126
Total Financials				1,153,415
Health Care — 1.0%
Health Care Providers & Services — 0.6%
Elanco Animal Health Inc., Term Loan (3 mo. USD LIBOR + 1.750%)	1.905%	8/1/27	105,985	105,223	(c)(k)(l)
EyeCare Partners LLC, First Lien Initial Delayed Draw Term Loan	—	2/18/27	11,351	11,093	(m)
EyeCare Partners LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 3.750%)	3.897%	2/18/27	48,284	47,185	(c)(k)(l)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	49

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Grifols Worldwide Operations USA Inc., Dollar Term Loan B (1 week USD LIBOR + 2.000%)	2.102%	11/15/27	198,000	$196,197	(c)(k)(l)
Jaguar Holding Co. II, 2018 Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 2.500%)	3.500%	8/18/22	137,195	137,247	(c)(k)(l)
LifePoint Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	3.897%	11/17/25	198,785	198,428	(c)(k)(l)
MPH Acquisition Holdings LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 2.750%)	3.750%	6/7/23	199,230	198,753	(c)(k)(l)
Option Care Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.250%)	4.397%	8/6/26	108,900	108,877	(c)(k)(l)
Phoenix Guarantor Inc., Term Loan B1 (1 mo. USD LIBOR + 3.250%)	3.402%	3/5/26	88,754	88,435	(c)(k)(l)
Sotera Health Holdings LLC, First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 4.500%)	5.500%	12/11/26	199,596	200,619	(c)(k)(l)
Total Health Care Providers & Services				1,292,057
Health Care Technology — 0.3%
AthenaHealth Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.500%)	4.648%	2/11/26	305,343	305,852	(c)(k)(l)
Change Healthcare Holdings LLC, Closing Date Term Loan	3.500%	3/1/24	251,858	251,036	(c)(k)(l)
Total Health Care Technology				556,888
Pharmaceuticals — 0.1%
Bausch Health Cos. Inc., Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.148%	6/2/25	112,271	111,973	(c)(k)(l)
Endo Luxembourg Finance Company I SARL, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.250%)	5.000%	4/29/24	49,871	49,263	(c)(k)(l)
Milano Acquisition Corp., Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 4.000%)	4.750%	10/1/27	140,000	140,350	(c)(k)(l)
Total Pharmaceuticals				301,586
Total Health Care				2,150,531

See Notes to Financial Statements.

50	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 0.5%
Aerospace & Defense — 0.1%
Avolon TLB Borrower 1 US LLC, Term Loan B5 (the greater of 1 mo. USD LIBOR or 0.750% + 2.500%)	3.250%	12/1/27	60,000	$60,113	(c)(k)(l)(m)
Boeing Co., Term Loan	1.250- 1.470%	2/7/22	220,000	217,731	(c)(k)(l)
Total Aerospace & Defense				277,844
Airlines — 0.1%
Delta Air Lines Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 4.750%)	5.750%	4/29/23	149,250	151,932	(c)(k)(l)
Commercial Services & Supplies — 0.2%
Allied Universal Holdco LLC, Initial Term Loan (1 mo. USD LIBOR + 4.250%)	4.397%	7/10/26	184,791	184,362	(c)(k)(l)
APi Group DE Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	2.647%	10/1/26	108,900	108,696	(c)(k)(l)
Garda World Security Corp., First Lien Term Loan B (3 mo. USD LIBOR + 4.750%)	4.990%	10/30/26	48,094	48,245	(c)(k)(l)
GFL Environmental Inc., 2020 Term Loan (3 mo. USD LIBOR + 3.000%)	3.500%	12/22/25	29,059	29,125	(c)(k)(l)(m)
Verscend Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.500%)	4.647%	8/27/25	59,847	59,936	(c)(k)(l)
Total Commercial Services & Supplies				430,364
Electrical Equipment — 0.0%††
Brookfield WEC Holdings Inc., Refinancing Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 3.000%)	3.750%	8/1/25	79,067	79,011	(c)(k)(l)
Road & Rail — 0.1%
Genesee & Wyoming Inc., Initial Term Loan (3 mo. USD LIBOR + 2.000%)	2.254%	12/30/26	208,575	208,392	(c)(k)(l)
Trading Companies & Distributors — 0.0%††
BrightView Landscapes LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	2.688%	8/15/25	58,500	58,134	(c)(k)(l)
Total Industrials				1,205,677
Information Technology — 0.3%
IT Services — 0.1%
McAfee LLC, USD Term Loan B (1 mo. USD LIBOR + 3.750%)	3.898%	9/30/24	221,869	222,193	(c)(k)(l)(m)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	51

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Software — 0.1%
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	4.147%	10/16/26	158,800	$158,998	(c)(k)(l)
Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC, Refinancing Term Loan B1 (the greater of 1 mo. USD LIBOR or 0.750% + 2.000%)	2.750%	9/19/25	148,549	148,820	(c)(k)(l)
Western Digital Corp., New Term Loan B4 (1 mo. USD LIBOR + 1.750%)	1.897%	4/29/23	24,335	24,338	(c)(k)(l)
Total Technology Hardware, Storage & Peripherals				173,158
Total Information Technology				554,349
Materials — 0.1%
Containers & Packaging — 0.1%
Berry Global Inc., Term Loan W (1 mo. USD LIBOR + 2.000%)	2.149%	10/1/22	67,283	67,309	(c)(k)(l)
Reynolds Consumer Products LLC, Initial Term Loan (1 mo. USD LIBOR + 1.750%)	1.897%	2/4/27	201,420	200,475	(c)(k)(l)
Total Containers & Packaging				267,784
Paper & Forest Products — 0.0%††
Asplundh Tree Expert LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	2.647%	9/4/27	49,875	50,089	(c)(k)(l)
Total Materials				317,873
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 1.750%)	1.894%	12/20/24	100,000	98,583	(c)(k)(l)
Real Estate Management & Development — 0.0%††
CityCenter Holdings LLC, Refinancing Term Loan (1 mo. USD LIBOR + 2.250%)	3.000%	4/18/24	15,995	15,823	(c)(k)(l)
Total Real Estate				114,406
Total Senior Loans (Cost — $9,838,456)				9,825,191
U.S. Treasury Inflation Protected Securities — 2.4%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	975,823	1,513,454
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	178,356	280,114
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	592,148	854,150
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	1,172,116	1,514,346
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	505,513	690,699
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/48	295,660	412,420
Total U.S. Treasury Inflation Protected Securities (Cost — $4,326,506)				5,265,183

See Notes to Financial Statements.

52	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — 2.3%
Applebee’s Funding LLC, 2019-1A A2I	4.194%	6/7/49	399,000	$395,734	(a)
Avis Budget Rental Car Funding AESOP LLC, 2019-2A A	3.350%	9/22/25	290,000	310,330	(a)
Domino’s Pizza Master Issuer LLC, 2017-1A A2II	3.082%	7/25/47	230,860	233,227	(a)
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	280,000	331,493
Hildene Community Funding CDO Ltd., 2015-1A AR	3.250%	11/1/35	320,000	320,000	(a)
Legacy Mortgage Asset Trust, 2019-GS3 A1, Step Bond	3.750%	4/25/59	248,185	250,887	(a)
Navient Private Education Refi Loan Trust, 2019-A A2B (1 mo. USD LIBOR + 0.900%)	1.059%	1/15/43	384,698	385,558	(a)(c)
Oak Street Investment Grade Net Lease Fund Series, 2020-1A A1	1.850%	11/20/50	219,680	222,100	(a)
SBA Small Business Investment Cos., 2018-10B 1	3.548%	9/10/28	145,017	158,316
SBA Small Business Investment Cos., 2019-10A 1	3.113%	3/10/29	263,403	280,600
SLM Private Credit Student Loan Trust, 2006-A A5 (3 mo. USD LIBOR + 0.290%)	0.507%	6/15/39	461,563	444,027	(c)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	524,117	(a)
SoFi Professional Loan Program LLC, 2017-A B	3.440%	3/26/40	140,000	145,568	(a)(c)
Structured Asset Investment Loan Trust, 2005-HE1 M2 (1 mo. USD LIBOR + 0.480%)	0.870%	7/25/35	250,000	243,949	(c)
Structured Asset Securities Corp. Mortgage Loan Trust, 2007-WF1 A1 (1 mo. USD LIBOR + 0.210%)	0.358%	2/25/37	450,891	429,723	(c)
Towd Point Mortgage Trust, 2017-6 M1	3.250%	10/25/57	200,000	215,376	(a)(c)
United States Small Business Administration, 2019-20D 1	2.980%	4/1/39	83,374	91,223
United States Small Business Administration, 2019-25G 1	2.690%	7/1/44	86,857	94,028
Total Asset-Backed Securities (Cost — $5,904,097)				5,076,256

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	53

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Security		Expiration Date	Contracts	Notional Amount†		Value
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.1%
U.S. Treasury 10-Year Notes Futures, Call @ $137.75		1/22/21	11	11,000		$7,563
U.S. Treasury 10-Year Notes Futures, Call @ $138.00		1/22/21	10	10,000		5,312
U.S. Treasury 10-Year Notes Futures, Put @ $137.75		1/8/21	24	24,000		4,875
U.S. Treasury 10-Year Notes Futures, Put @ $137.50		1/22/21	17	17,000		4,781
U.S. Treasury 10-Year Notes Futures, Put @ $138.00		1/22/21	26	26,000		11,781
U.S. Treasury Long-Term Bonds Futures, Call @ $172.50		1/22/21	6	6,000		11,438
U.S. Treasury Long-Term Bonds Futures, Call @ $173.00		1/22/21	10	10,000		16,250
U.S. Treasury Long-Term Bonds Futures, Put @ $172.00		1/22/21	6	6,000		6,187
U.S. Treasury Long-Term Bonds Futures , Put @ $172.00		1/8/21	6	6,000		3,469
Total Exchange-Traded Purchased Options (Cost — $70,888)						71,656

	Counterparty
OTC Purchased Options — 0.0%††
U.S. Dollar/Canadian Dollar, Put @ 1.27CAD (Cost — $30,272)	BNP Paribas SA	3/18/21	2,170,000	2,170,000		22,828
Total Purchased Options (Cost — $101,160)						94,484

		Rate	Maturity Date	Face Amount†
Municipal Bonds — 0.0%††
Missouri — 0.0%††
Missouri State HEFA Revenue, The Washington University, Taxable, Series A, Refunding (Cost — $80,000)		3.229%	5/15/50	80,000		93,589
Non-U.S. Treasury Inflation Protected Securities — 0.0%††
Argentina — 0.0%††
Argentina Treasury Bond (Cost — $38,757)		1.000%	8/5/21	4,078,956	ARS	28,689	(d)

See Notes to Financial Statements.

54	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Security		Shares	Value
Common Stocks — 0.0%††
Communication Services — 0.0%††
Media — 0.0%††
New Cotai LLC/New Cotai Capital Corp., Class B Shares		1	$0	*(d)(e)(n)
Energy — 0.0%††
Energy Equipment & Services — 0.0%††
KCAD Holdings I Ltd.		108,106,087	0	*(d)(e)(n)
Total Common Stocks (Cost — $883,930)			0
Total Investments before Short-Term Investments (Cost — $209,605,629)			218,863,169

	Rate
Short-Term Investments — 2.9%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $6,596,920)	0.010%	6,596,920	6,596,920	(o)
Total Investments — 101.0% (Cost — $216,202,549)			225,460,089
Liabilities in Excess of Other Assets — (1.0)%			(2,269,210)
Total Net Assets — 100.0%			$223,190,879

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	55

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2020, the Portfolio held TBA securities with a total cost of $10,383,989.

(g)	Securities traded on a when-issued or delayed delivery basis.

(h)	The coupon payment on this security is currently in default as of December 31, 2020.

(i)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(j)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	All or a portion of this loan is unfunded as of December 31, 2020. The interest rate for fully unfunded term loans is to be determined.

(n)	Value is less than $1.

(o)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Portfolio ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Portfolio. At December 31, 2020, the total market value of investments in Affiliated Companies was $6,596,920 and the cost was $6,596,920 (Note 8).

See Notes to Financial Statements.

56	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

Abbreviation(s) used in this schedule:

ACES	— Alternative Credit Enhancement Securities

ARS	— Argentine Peso

BRL	— Brazilian Real

CAD	— Canadian Dollar

CAS	— Connecticut Avenue Securities

CDO	— Collateralized Debt Obligation

CMT	— Constant Maturity Treasury

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

EUR	— Euro

HEFA	— Health & Educational Facilities Authority

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PAC	— Planned Amortization Class

REMIC	— Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Put	1/22/21	$125.50	6	$6,000	$(141)
U.S. Treasury 10-Year Notes Futures, Call	1/22/21	138.25	10	10,000	(3,906)
U.S. Treasury 10-Year Notes Futures, Call	1/22/21	138.50	10	10,000	(2,812)
U.S. Treasury 10-Year Notes Futures, Call	1/22/21	139.00	25	25,000	(3,125)
U.S. Treasury 10-Year Notes Futures, Put	1/22/21	137.00	22	22,000	(3,437)
U.S. Treasury 10-Year Notes Futures, Put	1/22/21	137.25	6	6,000	(1,219)
U.S. Treasury 10-Year Notes Futures, Put	2/19/21	135.50	34	34,000	(3,719)
U.S. Treasury 10-Year Notes Futures, Put	1/22/21	136.00	44	44,000	(1,375)
U.S. Treasury Long-Term Bonds Futures, Call	1/22/21	174.00	7	7,000	(7,875)
U.S. Treasury Long-Term Bonds Futures, Call	1/22/21	176.00	32	32,000	(15,000)
U.S. Treasury Long-Term Bonds Futures, Call	2/19/21	179.00	10	10,000	(4,219)
U.S. Treasury Long-Term Bonds Futures, Put	1/8/21	170.50	12	12,000	(2,813)
U.S. Treasury Long-Term Bonds Futures, Put	1/22/21	169.00	16	16,000	(5,000)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	57

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury Long-Term Bonds Futures, Put	1/22/21	$170.00	12	$12,000	$(5,812)
U.S. Treasury Long-Term Bonds Futures, Call	1/22/21	177.00	10	10,000	(2,969)
U.S. Treasury Long-Term Bonds Futures, Call	1/22/21	178.00	10	10,000	(1,875)
U.S. Treasury Long-Term Bonds Futures, Call	1/22/21	179.00	11	11,000	(1,375)
Total Exchange-Traded Written Options (Premiums received — $115,896)					$(66,672)

At December 31, 2020, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro	2	3/21	$303,647	$306,150	$2,503
Euro-BTP	61	3/21	11,250,716	11,327,884	77,168
Euro-OAT	13	3/21	2,663,228	2,665,860	2,632
Mexican Peso	5	3/21	125,158	124,350	(808)
U.S. Treasury 2-Year Notes	43	3/21	9,491,832	9,501,992	10,160
U.S. Treasury 5-Year Notes	253	3/21	31,848,155	31,919,507	71,352
U.S. Treasury Ultra Long- Term Bonds	96	3/21	20,643,789	20,502,000	(141,789)
					21,218
Contracts to Sell:
90-Day Eurodollar	75	3/21	18,684,792	18,718,125	(33,333)
90-Day Eurodollar	31	6/21	7,648,510	7,737,213	(88,703)
90-Day Eurodollar	128	12/21	31,727,631	31,932,800	(205,169)
Euro-Bund	90	3/21	19,511,231	19,531,251	(20,020)
Euro-Buxl	7	3/21	1,898,336	1,926,151	(27,815)
Japanese 10-Year Bonds	4	3/21	5,888,304	5,885,236	3,068
U.S. Treasury 10-Year Notes	100	3/21	13,793,067	13,807,813	(14,746)
U.S. Treasury Long-Term Bonds	27	3/21	4,668,528	4,676,063	(7,535)
U.S. Treasury Ultra 10-Year Notes	34	3/21	5,336,848	5,316,219	20,629
					(373,624)
Net unrealized depreciation on open futures contracts					$(352,406)

Abbreviation(s) used in this table:

BTP	— Buoni del Tesoro Poliennali (Italian Treasury Bonds)

OAT	— Obligations Assimilables du Trésor (French Treasury Bonds)

See Notes to Financial Statements.

58	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

At December 31, 2020, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	1,672,120	USD	73,497	BNP Paribas SA	1/19/21	$10,348
MXN	7,500,000	USD	377,859	BNP Paribas SA	1/19/21	(1,785)
RUB	22,684,100	USD	295,298	BNP Paribas SA	1/19/21	10,845
USD	1,608,112	CNH	10,883,867	BNP Paribas SA	1/19/21	(63,512)
USD	2,292,134	EUR	1,940,000	BNP Paribas SA	1/19/21	(78,992)
AUD	1,400,000	USD	1,059,318	Citibank N.A.	1/19/21	20,257
CAD	8,410,338	USD	6,344,002	Citibank N.A.	1/19/21	263,795
JPY	2,262,633	USD	21,714	Citibank N.A.	1/19/21	204
JPY	219,510,712	USD	2,107,876	Citibank N.A.	1/19/21	18,538
RUB	2,285,262	USD	30,838	Citibank N.A.	1/19/21	4
RUB	20,184,273	USD	262,599	Citibank N.A.	1/19/21	9,806
RUB	40,440,000	USD	526,248	Citibank N.A.	1/19/21	19,528
USD	71,890	BRL	407,637	Citibank N.A.	1/19/21	(6,581)
USD	90	EUR	77	Citibank N.A.	1/19/21	(4)
USD	118,055	EUR	100,000	Citibank N.A.	1/19/21	(4,168)
USD	1,557,819	EUR	1,320,000	Citibank N.A.	1/19/21	(55,524)
USD	2,109,399	EUR	1,794,010	Citibank N.A.	1/19/21	(83,294)
EUR	260,000	USD	306,053	Goldman Sachs Group Inc.	1/19/21	11,727
GBP	1,824,673	USD	2,360,566	Goldman Sachs Group Inc.	1/19/21	135,076
JPY	52,725,476	USD	500,439	Goldman Sachs Group Inc.	1/19/21	10,316
RUB	2,370,000	USD	31,995	Goldman Sachs Group Inc.	1/19/21	(10)
USD	672,179	EUR	569,971	Goldman Sachs Group Inc.	1/19/21	(24,456)
USD	2,222,085	EUR	1,880,000	Goldman Sachs Group Inc.	1/19/21	(75,708)
USD	58,096	RUB	4,647,972	Goldman Sachs Group Inc.	1/19/21	(4,633)
ZAR	5,615,137	USD	323,788	Goldman Sachs Group Inc.	1/19/21	57,261
AUD	198,810	USD	142,866	JPMorgan Chase & Co.	1/19/21	10,441
AUD	2,053,551	USD	1,553,953	JPMorgan Chase & Co.	1/19/21	29,592
IDR	25,051,825,883	USD	1,685,516	JPMorgan Chase & Co.	1/19/21	94,390
INR	27,646,086	USD	372,978	JPMorgan Chase & Co.	1/19/21	4,565
USD	2,057,723	CNY	13,984,290	JPMorgan Chase & Co.	1/19/21	(77,855)
USD	2,008,401	MXN	41,360,000	Morgan Stanley & Co. Inc.	1/19/21	(65,520)
Total						$164,651

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	59

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

RUB	— Russian Ruble

USD	— United States Dollar

ZAR	— South African Rand

At December 31, 2020, the Portfolio had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Citibank N.A.	2,400,000	BRL	1/4/27	BRL-CDI**	7.024	%**	—	$27,291
Citibank N.A.	2,900,000	BRL	1/4/27	BRL-CDI**	7.024	%**	$1,291	31,686
Citibank N.A.	3,108,000	BRL	1/4/27	BRL-CDI**	7.024	%**	1,614	33,729
JPMorgan Chase & Co.	2,000,000	BRL	1/4/27	BRL-CDI**	7.044	%**	—	23,092
Total							$2,905	$115,798

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*	Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†	Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)
7,197,000	6/15/22	3-Month LIBOR quarterly	0.190% semi-annually		$(25)	$498
5,696,000	11/30/24	Daily U.S. Federal Funds Intraday Effective Rate annually	0.100% annually	3,155		(18,942)
7,157,000	2/28/25	3-Month LIBOR quarterly	0.380% semi-annually	1,408		9,164
10,919,000	11/27/25	3-Month LIBOR quarterly	0.840% semi-annually	(4,705)		5,828

See Notes to Financial Statements.

60	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Western Asset Core Plus VIT Portfolio

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
Notional Amount*		Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†	Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)
2,771,000		5/15/27	0.260% annually	Daily U.S. Federal Funds Intraday Effective Rate annually		$(8,604)	$36,804
28,260,000	MXN	7/18/29	28-Day MXN TIIE - Banxico every 28 days	7.450% every 28 days	10,289		214,480
47,980,000	MXN	7/20/29	28-Day MXN TIIE - Banxico every 28 days	7.440% every 28 days	21,192		358,755
2,140,000		7/20/45	0.560% annually	Daily SOFR annually	15,715		253,911
820,000		8/19/45	0.740% annually	Daily SOFR annually	—		70,989
521,000		11/15/45	0.800% semi-annually	3-Month LIBOR quarterly	23,858		42,705
1,853,000		2/15/47	1.000% semi-annually	3-Month LIBOR quarterly	22,456		143,001
540,000		2/15/47	1.200% semi-annually	3-Month LIBOR quarterly	2,974		20,358
181,000		2/15/47	1.225% semi-annually	3-Month LIBOR quarterly	208		6,570
700,000		3/17/50	0.900% semi-annually	3-Month LIBOR quarterly	11,875		76,488
996,000		10/7/50	1.200% semi-annually	3-Month LIBOR quarterly	5,037		47,445
Total					$104,833		$1,268,054

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION1
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Portfolio†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.35 Index	$4,850,000	12/20/25	5.000% quarterly	$451,656	$193,933	$257,723
Markit CDX.NA.IG.34 Index	17,549,000	6/20/25	1.000% quarterly	285,768	(115,939)	401,707
Markit CDX.NA.IG.35 Index	14,359,000	12/20/25	1.000% quarterly	351,336	339,653	11,683
Total	$36,758,000			$1,088,760	$417,647	$671,113

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	61

Schedule of investments (cont’d)

December 31, 2020

Western Asset Core Plus VIT Portfolio

[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviation(s) used in this table:

BRL	— Brazilian Real

BRL-CDI	— Brazil Cetip InterBank Deposit Rate

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

See Notes to Financial Statements.

62	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Statement of assets and liabilities

December 31, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $209,605,629)	$218,863,169
Investments in affiliated securities, at value (Cost — $6,596,920)	6,596,920
Foreign currency, at value (Cost — $1,833,845)	1,867,421
Cash	1,069,059
Receivable for securities sold	3,144,794
Deposits with brokers for centrally cleared swap contracts	1,539,209
Interest receivable	1,378,267
Receivable for Portfolio shares sold	974,266
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $838,981)	906,521
Deposits with brokers for open futures contracts and exchange-traded options	823,220
Unrealized appreciation on forward foreign currency contracts	706,693
Receivable from broker — net variation margin on centrally cleared swap contracts	339,472
OTC swaps, at value (premiums paid — $2,905)	118,703
Receivable from broker — net variation margin on open futures contracts	53,722
Receivable for premiums on written options	3,167
Prepaid expenses	2,871
Total Assets	238,387,474

Liabilities:
Payable for securities purchased	14,167,572
Unrealized depreciation on forward foreign currency contracts	542,042
Payable for Portfolio shares repurchased	137,673
Deposits from brokers for OTC derivatives	130,000
Investment management fee payable	74,222
Written options, at value (premiums received — $115,896)	66,672
Service and/or distribution fees payable	27,272
Trustees’ fees payable	502
Accrued expenses	50,640
Total Liabilities	15,196,595
Total Net Assets	$223,190,879

Net Assets:
Par value (Note 7)	$358
Paid-in capital in excess of par value	218,635,738
Total distributable earnings (loss)	4,554,783
Total Net Assets	$223,190,879

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	63

Statement of assets and liabilities (cont’d)

December 31, 2020

Net Assets:
Class I	$92,356,538
Class II	$130,834,341

Shares Outstanding:
Class I	14,832,573
Class II	20,989,385

Net Asset Value:
Class I	$6.23
Class II	$6.23

See Notes to Financial Statements.

64	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Interest from unaffiliated investments	$6,536,958
Interest from affiliated investments	4,139
Less: Foreign taxes withheld	(8,416)
Total Investment Income	6,532,681

Expenses:
Investment management fee (Note 2)	895,948
Service and/or distribution fees (Notes 2 and 5)	303,256
Fund accounting fees	73,917
Audit and tax fees	59,335
Shareholder reports	50,449
Custody fees	44,474
Legal fees	9,655
Transfer agent fees (Note 5)	9,443
Excise tax (Note 1)	7,991
Trustees’ fees	4,390
Insurance	3,836
Commitment fees (Note 9)	2,681
Interest expense	503
Miscellaneous expenses	(80)
Total Expenses	1,465,798
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(91,854)
Net Expenses	1,373,944
Net Investment Income	5,158,737

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	3,028,392
Futures contracts	6,801,185
Written options	1,390,405
Swap contracts	(3,462,578)
Forward foreign currency contracts	(1,783,660)
Foreign currency transactions	(203)
Net Realized Gain	5,973,541
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	4,831,227
Futures contracts	90,094
Written options	(25,828)
Swap contracts	860,732

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	65

Statement of operations (cont’d)

For the Year Ended December 31, 2020

Forward foreign currency contracts	(13,618)
Foreign currencies	32,154
Change in Net Unrealized Appreciation (Depreciation)	5,774,761
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	11,748,302
Increase in Net Assets From Operations	$16,907,039

See Notes to Financial Statements.

66	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2020	2019

Operations:
Net investment income	$5,158,737	$7,096,408
Net realized gain	5,973,541	2,890,167
Change in net unrealized appreciation (depreciation)	5,774,761	14,984,319
Increase in Net Assets From Operations	16,907,039	24,970,894

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(3,839,859)	(8,225,012)
Return of capital	(310,177)	—
Decrease in Net Assets From Distributions to Shareholders	(4,150,036)	(8,225,012)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	65,045,245	34,914,078
Reinvestment of distributions	4,150,036	8,225,012
Cost of shares repurchased	(52,157,481)	(80,469,084)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	17,037,800	(37,329,994)
Increase (Decrease) in Net Assets	29,794,803	(20,584,112)

Net Assets:
Beginning of year	193,396,076	213,980,188
End of year	$223,190,879	$193,396,076

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	67

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$5.82	$5.43	$5.77	$5.70	$5.58

Income (loss) from operations:
Net investment income	0.16	0.20	0.19	0.17	0.15
Net realized and unrealized gain (loss)	0.38	0.46	(0.32)	0.16	0.10
Total income (loss) from operations	0.54	0.66	(0.13)	0.33	0.25

Less distributions from:
Net investment income	(0.12)	(0.27)	(0.21)	(0.26)	(0.13)
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.13)	(0.27)	(0.21)	(0.26)	(0.13)

Net asset value, end of year	$6.23	$5.82	$5.43	$5.77	$5.70
Total return[2]	9.31%	12.17%	(2.23)%	5.75%	4.55%

Net assets, end of year (000s)	$92,357	$72,787	$66,580	$70,884	$71,159

Ratios to average net assets:
Gross expenses	0.59%	0.56%	0.57%	0.57%	0.50%
Net expenses[3]	0.54 [4]	0.54 [4]	0.54 [4]	0.54 [4]	0.50
Net investment income	2.73	3.43	3.47	2.89	2.63

Portfolio turnover rate[5]	80%	133%	101%	151%	108%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.54%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113%, 198%, 226%, 346% and 280% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

68	Western Asset Core Plus VIT Portfolio 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$5.83	$5.43	$5.78	$5.69	$5.57

Income (loss) from operations:
Net investment income	0.15	0.19	0.18	0.15	0.14
Net realized and unrealized gain (loss)	0.37	0.46	(0.33)	0.17	0.10
Total income (loss) from operations	0.52	0.65	(0.15)	0.32	0.24

Less distributions from:
Net investment income	(0.11)	(0.25)	(0.20)	(0.23)	(0.12)
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.12)	(0.25)	(0.20)	(0.23)	(0.12)

Net asset value, end of year	$6.23	$5.83	$5.43	$5.78	$5.69
Total return[2]	9.05%	11.82%	(2.64)%	5.69%	4.17%

Net assets, end of year (millions)	$131	$121	$147	$139	$563

Ratios to average net assets:
Gross expenses	0.83%	0.80%	0.82%	0.78%	0.76%
Net expenses[3]	0.79 [4]	0.79 [4]	0.79 [4]	0.75 [4]	0.76
Net investment income	2.50	3.21	3.23	2.53	2.36

Portfolio turnover rate[5]	80%	133%	101%	151%	108%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 0.79%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113%, 198%, 226%, 346% and 280% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	69

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Plus VIT Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

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The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

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Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$27,959,059	$113,868		$28,072,927
Other Corporate Bonds & Notes	—	54,806,273	—		54,806,273
Mortgage-Backed Securities	—	41,764,736	—		41,764,736
U.S. Government & Agency Obligations	—	28,945,233	—		28,945,233
Sovereign Bonds	—	24,421,853	—		24,421,853
Collateralized Mortgage Obligations	—	20,468,755	—		20,468,755
Senior Loans:
Consumer Discretionary	—	1,822,586	475,630		2,298,216
Other Senior Loans	—	7,526,975	—		7,526,975
U.S. Treasury Inflation Protected Securities	—	5,265,183	—		5,265,183
Asset-Backed Securities	—	5,076,256	—		5,076,256
Purchased Options:
Exchange-Traded Purchased Options	$71,656	—	—		71,656
OTC Purchased Options	—	22,828	—		22,828
Municipal Bonds	—	93,589	—		93,589
Non-U.S. Treasury Inflation Protected Securities	—	28,689	—		28,689
Common Stocks:
Communication Services	—	—	0	*	0	*
Energy	—	—	0	*	0	*
Total Long-Term Investments	71,656	218,202,015	589,498		218,863,169
Short-Term Investments†	6,596,920	—	—		6,596,920
Total Investments	$6,668,576	$218,202,015	$589,498		$225,460,089

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ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$187,512	—	—	$187,512
Forward Foreign Currency Contracts	—	$706,693	—	706,693
OTC Interest Rate Swaps‡	—	118,703	—	118,703
Centrally Cleared Interest Rate Swaps	—	1,286,996	—	1,286,996
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	671,113	—	671,113
Total Other Financial Instruments	$187,512	$2,783,505	—	$2,971,017
Total	$6,856,088	$220,985,520	$589,498	$228,431,106

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	$66,672	—	—	$66,672
Futures Contracts	539,918	—	—	539,918
Forward Foreign Currency Contracts	—	$542,042	—	542,042
Centrally Cleared Interest Rate Swaps	—	18,942	—	18,942
Total	$606,590	$560,984	—	$1,167,574

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Portfolio purchases an option, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Portfolio realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or

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Notes to financial statements (cont’d)

the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Portfolio. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily

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changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Portfolio is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if

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Notes to financial statements (cont’d)

any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2020, the total notional value of all credit default swaps to sell protection was $36,758,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Portfolio bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2020, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced

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obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Portfolio enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated

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Notes to financial statements (cont’d)

early, the Portfolio records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

(h) Swaptions. The Portfolio may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Portfolio may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower.

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In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Portfolio may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2020, the Portfolio had sufficient cash and/or securities to cover these commitments.

(k) Stripped securities. The Portfolio may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

(l) Securities traded on a when-issued and delayed delivery basis. The Portfolio may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an

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Notes to financial statements (cont’d)

amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(n) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(o) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(p) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

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Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(q) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(r) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

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Notes to financial statements (cont’d)

(s) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Portfolio has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while

82	Western Asset Core Plus VIT Portfolio 2020 Annual Report

collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2020, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $542,042. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

As of December 31, 2020, the Portfolio held cash collateral from Citibank N.A. in the amount of $130,000. This amount could be used to reduce the Portfolio’s exposure to the counterparty in the event of default.

(t) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(u) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(v) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(w) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(x) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance

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Notes to financial statements (cont’d)

with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

However, due to the timing of when distributions are made by the Portfolio, the Portfolio may be subject to an excise tax of 4% of the amount by which 98% of the Portfolio’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Portfolio paid $7,991 of federal excise taxes attributable to calendar year 2019 in March 2020.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2020, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(y) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$7,991	$(7,991)

(a)	Reclassifications are due to a non-deductible excise tax paid by the Portfolio.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd in Japan (“Western Asset Japan”) are the Portfolio’s subadvisers. As of July 31, 2020, LMPFA, Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

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Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $500 million	0.450%
Next $500 million	0.425
Over $1 billion	0.400

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Portfolio. Western Asset London, Western Asset Japan and Western Asset Singapore provide certain subadvisory services related to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset London, Western Asset Singapore and Western Asset Japan monthly a subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.54% and 0.79%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2020, fees waived and/or expenses reimbursed amounted to $91,854, which included an affiliated money market fund waiver of $3,440.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Portfolio’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

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Notes to financial statements (cont’d)

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$50,899,198	$192,344,540
Sales	21,831,880	202,470,606

At December 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$217,134,149	$12,816,618	$(4,490,678)	$8,325,940
Written options	(115,896)	52,734	(3,510)	49,224
Futures contracts	—	187,512	(539,918)	(352,406)
Forward foreign currency contracts	—	706,693	(542,042)	164,651
Swap contracts	525,385	2,073,907	(18,942)	2,054,965

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2020.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$71,656	$22,828	—	$94,484
Futures contracts[3]	185,009	2,503	—	187,512
Forward foreign currency contracts	—	706,693	—	706,693
OTC swap contracts[4]	118,703	—	—	118,703
Centrally cleared swap contracts[5]	1,286,996	—	$671,113	1,958,109
Total	$1,662,364	$732,024	$671,113	$3,065,501

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LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	$66,672	—	$66,672
Futures contracts[3]	539,110	$808	539,918
Forward foreign currency contracts	—	542,042	542,042
Centrally cleared swap contracts[5]	18,942	—	18,942
Total	$624,724	$542,850	$1,167,574

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(1,328,612)	$(20,326)	$(4,750)	$(1,353,688)
Futures contracts	6,791,221	9,964	—	6,801,185
Written options	1,243,421	142,044	4,940	1,390,405
Swap contracts	(3,936,096)	—	473,518	(3,462,578)
Forward foreign currency contracts	—	(1,783,660)	—	(1,783,660)
Total	$2,769,934	$(1,651,978)	$473,708	$1,591,664

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

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Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$8,325	$(7,444)	—	$881
Futures contracts	97,492	(7,398)	—	90,094
Written options	(25,828)	—	—	(25,828)
Swap contracts	268,361	—	$592,371	860,732
Forward foreign currency contracts	—	(13,618)	—	(13,618)
Total	$348,350	$(28,460)	$592,371	$912,261

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended December 31, 2020, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$142,861
Written options	400,522
Futures contracts (to buy)	155,193,259
Futures contracts (to sell)	97,835,499
Forward foreign currency contracts (to buy)	20,135,259
Forward foreign currency contracts (to sell)	18,687,381

Average Notional Balance
Interest rate swap contracts	$59,274,608
Credit default swap contracts (to buy protection)†	64,350
Credit default swap contracts (to sell protection)	29,834,431

†	At December 31, 2020, there were no open positions held in this derivative.

The following table presents the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Portfolio as of December 31, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
BNP Paribas SA	$44,021	$(144,289)	$(100,268)	—	$(100,268)
Citibank N.A.	427,743	(149,571)	278,172	$(130,000)	148,172
Goldman Sachs Group Inc.	214,380	(104,807)	109,573	—	109,573
JPMorgan Chase & Co.	162,080	(77,855)	84,225	—	84,225
Morgan Stanley & Co. Inc.	—	(65,520)	(65,520)	—	(65,520)
Total	$848,224	$(542,042)	$306,182	$(130,000)	$176,182

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[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$6,015
Class II	$303,256	3,428
Total	$303,256	$9,443

For the year ended December 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$38,354
Class II	53,500
Total	$91,854

6. Distributions to shareholders by class

	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Investment Income:
Class I	$1,775,911	$3,255,996
Class II	2,063,948	4,969,016
Total	$3,839,859	$8,225,012
Return of Capital:
Class I	$45,294	—
Class II	264,883	—
Total	$310,177	—

7. Shares of beneficial interest

At December 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue

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Notes to financial statements (cont’d)

multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I
Shares sold	5,850,494	$35,864,751	2,172,547	$12,723,835
Shares issued on reinvestment	295,398	1,821,205	560,412	3,255,996
Shares repurchased	(3,818,911)	(23,177,365)	(2,492,783)	(14,510,876)
Net increase	2,326,981	$14,508,591	240,176	$1,468,955

Class II
Shares sold	4,836,894	$29,180,494	3,824,453	$22,190,243
Shares issued on reinvestment	378,045	2,328,831	853,783	4,969,016
Shares repurchased	(4,926,573)	(28,980,116)	(11,116,304)	(65,958,208)
Net increase (decrease)	288,366	$2,529,209	(6,438,068)	$(38,798,949)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Portfolio. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2020. The following transactions were effected in such company for the year ended December 31, 2020.

	Affiliate Value at December 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$102,105	$86,186,707	86,186,707	$79,691,892	79,691,892

(cont’d)	Realized Gain (Loss)	Interest Income		Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2020
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$4,139		—	$6,596,920

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9. Redemption facility

The Portfolio and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust and Western Asset Funds, Inc. (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $485 million (prior to November 16, 2020, the aggregate amount was $220 million for participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust). Unless renewed or otherwise terminated sooner in accordance with its terms, the agreement will terminate on November 15, 2021. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility; there is an annual upfront fee of 0.06% of the $485 million Redemption Facility. These fees are allocated to all Participating Funds pro rata based on net assets. Prior to November 16, 2020, there was no upfront fee. For the year ended December 31, 2020, the Portfolio incurred a commitment fee in the amount of $2,681. The Portfolio did not utilize the Redemption Facility during the year ended December 31, 2020.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$3,839,859	$8,225,012
Tax return of capital	310,177	—
Total distributions paid	$4,150,036	$8,225,012

As of December 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(4,323,914)
Other book/tax temporary differences(a)	(1,432,323)
Unrealized appreciation (depreciation)(b)	10,311,020
Total distributable earnings (loss) — net	$4,554,783

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Notes to financial statements (cont’d)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the deferral of certain late year losses for tax purposes, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and the difference between the book and tax cost basis of partnership investments.

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Portfolio by its service providers.

*  *  *

The Portfolio’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. In December 2020, the ICE Benchmark Administration, the administrator of LIBOR, announced that it had commenced a consultation to determine whether to extend publication of certain U.S. dollar LIBOR settings (overnight and one-, three-, six- and twelve- month U.S. dollar LIBOR) to the end of June 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Portfolio or the Portfolio’s investments cannot yet be determined.

12. Subsequent events

Effective January 1, 2021, LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

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*  *  *

Effective February 5, 2021, the Portfolio’s Redemption Facility was terminated and the Portfolio, together with the Participating Funds and other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Under the terms of the Global Credit Facility, the Portfolio shall, in addition to interest charged on any borrowings made by the Portfolio and other costs incurred by the Portfolio, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee.

Western Asset Core Plus VIT Portfolio 2020 Annual Report	93

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Income Trust and Shareholders of Western Asset Core Plus VIT Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Core Plus VIT Portfolio (one of the funds constituting Legg Mason Partners Variable Income Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 18, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

94	Western Asset Core Plus VIT Portfolio 2020 Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Portfolio and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Portfolio’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	159,613,598.084	2,527,594.714	8,834,112.581	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	155,517,896.574	3,074,688.172	12,382,720.634	0
To approve a New Subadvisory Agreement with Western Asset Management Company Limited	155,119,052.009	2,877,718.047	12,978,535.323	0
To approve a New Subadvisory Agreement with Western Asset Management Company Ltd.	155,154,379.400	2,868,074.703	12,952,851.277	0
To approve a New Subadvisory Agreement with Western Asset Management Company Pte. Ltd.	155,592,478.999	2,946,032.728	12,436,793.652	0

Western Asset Core Plus VIT Portfolio	95

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

96	Western Asset Core Plus VIT Portfolio

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

Western Asset Core Plus VIT Portfolio	97

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Core Plus VIT Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

98	Western Asset Core Plus VIT Portfolio

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson*

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

Western Asset Core Plus VIT Portfolio	99

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

100	Western Asset Core Plus VIT Portfolio

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]
Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	145
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Core Plus VIT Portfolio	101

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira** Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

102	Western Asset Core Plus VIT Portfolio

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective March 6, 2020, Mr. Larson became a Trustee.

**	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

Western Asset Core Plus VIT Portfolio	103

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, effective April 24, 2020, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Portfolio, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

104	Western Asset Core Plus VIT Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020:

Record date:	6/17/2020	12/10/2020
Payable date:	6/18/2020	12/11/2020
Tax Return of Capital*	6.47%	7.68%

*	Expressed as a percentage of the cash distribution received.

Western Asset Core Plus VIT Portfolio	105

Western Asset

Core Plus VIT Portfolio

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson*

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

* Effective March 6, 2020, Mr. Larson became a Trustee.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Western Asset Core Plus VIT Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Western Asset Core Plus VIT Portfolio

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolio at 1-877-721-1926.

.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) at www.leggmason.com/variablefunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus VIT Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010544 2/21 SR21-4079

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2019 and December 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $80,165 in December 31, 2019 and $91,258 in December 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2019 and $0 in December 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2019 and $0 in December 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Income Trust, were $0 in December 31, 2019 and $0 in December 31, 2020

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2019 and December 31, 2020; Tax Fees were 100% and 100% for December 31, 2019 and December 31, 2020; and Other Fees were 100% and 100% for December 31, 2019 and December 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $938,841 in December 31, 2019 and $773,011 in December 31, 2020.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson*

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

*	Effective March 6, 2020, Mr Larson became a Trustee.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 23, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 23, 2021